                                                                   EXHIBIT 10.17

                                    AMENDMENT
                                       TO
                        QWEST COMMUNICATIONS CORPORATION
                      TELECOMMUNICATIONS SERVICES AGREEMENT



     This AMENDMENT, dated as of July 29, 1999 (the "AMENDMENT"), to QWEST COMMUNICATIONS CORPORATION TELECOMMUNICATIONS SERVICES AGREEMENT, dated as of March 11, 1999, (the "AGREEMENT"), is entered into by and between Qwest Communications Corporation ("QWEST") and Advanced TelCom Group, Inc. ("ATG").


                                     RECITAL

     A. Subject to the terms and conditions of this Amendment, Qwest and ATG have agreed to amend the Agreement as set forth herein.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrowers and Lender hereby agree as follows:

     1. Definitions; Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Agreement shall have the respective meanings given to those terms in the Agreement. Other rules of construction set forth in the Agreement, to the extent not inconsistent with this Amendment, apply to this Amendment and are hereby incorporated by reference.

     2. Amendment to the Agreement. Qwest and ATG hereby agree as follows:

        (a) Section 12 of the Agreement is hereby amended by adding a new
Section 12.3, to read as follows:

               "Customer shall have the right, without Qwest's consent, to grant a security interest in this Service Agreement, in whole or in part (i) as collateral to any institutional lender to Customer (or institutional lender to any permitted transferee or assignee of Customer); provided, however, that such permitted grant of a security interest does not constitute a waiver of any of the assignment rights and obligations described above, and any attempted assignment to such institutional lender or attempted transfer or assignment to any other third party by such institutional lender in connection with any right of enforcement or foreclosure with respect to such security interest remains subject to the requirements of Section 12.1 and Section 12.2 above; provided further that promptly following any such grant of security interest, Customer shall give Qwest written notice identifying such institutional lender.


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     3. Effect of Amendment. On and after the date hereof, each reference to the
Agreement in the Agreement or in any other document shall mean the Agreement as amended by this Amendment.

     4. Full Force and Effect. Except as amended above, the Agreement remains in full force and effect.

     5. Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

     6. Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all of the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

               [Remainder of this page intentionally left blank.]


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     IN WITNESS WHEREOF, Each party has caused this Amendment to be executed as of the day and year first above written.


                                 QWEST COMMUNICATIONS CORPORATION



                                 By: /s/ Stephen M. Wagner
                                 -------------------------------------------
                                 Name: Stephen M. Wagner
                                 Title: Vice President, Wholesale Markets


                                 ADVANCED TELCOM GROUP, INC.


                                 By: /s/ Clifford G. Rudolph
                                 -------------------------------------------
                                 Name: Clifford G. Rudolph
                                 Title: Chief Executive Officer and President

                        QWEST COMMUNICATIONS CORPORATION
                      TELECOMMUNICATIONS SERVICES AGREEMENT


        This Telecommunications Services Agreement is entered into as of March 11, 1999 (the "Effective Date"), by and between Qwest Communications Corporation, a Delaware corporation ("Qwest") and Advanced TelCom Group, Inc., a Delaware corporation ("Customer").

1.      INCORPORATION OF DOCUMENTS AND CONTROLLING PROVISIONS:

1.1     This Service Agreement, together with (a) Service Orders (as defined in
        Section 2.1 of this Service Agreement) accepted by Qwest pursuant to the terms hereof, and (b) schedules and exhibits incorporated herein by reference ("Exhibits"), shall be referred to collectively herein as this "TSA" or this "Agreement". In the event of any conflict between the provisions of this TSA and the terms of any Service Order(s) and/or Exhibit(s), the conflict shall be resolved by reference to said documents in the following order of priority of interpretation (except as is otherwise specifically provided in this TSA or in any Exhibits):
        (a) this TSA; (b) any Exhibit(s), with reference to the same in order of attachment to this TSA; and (c) any Service Order(s). Notwithstanding the foregoing, no provision or term of any Service Order or Exhibit shall be a part of this TSA or binding on Qwest unless and until such Service Order or document has been executed by an authorized representative of Qwest.

1.2 If any provision of this TSA conflicts with any statute, rule or order of any governmental unit or regulatory body, or tariff filed by Qwest, then, if required by law, this TSA shall remain in effect but shall be automatically modified by such conflicting law, statute, rule, order or tariff, subject to the termination rights granted herein.

2.      SERVICES TO BE PROVIDED BY QWEST:

2.1 Services and Facilities available from Qwest are identified in the service and pricing Exhibit(s) attached hereto, which are incorporated by this reference. Services or Facilities requested by Customer shall be requested on Qwest's service order forms in effect from time to time (hereafter, any such order is a "Service Order(s)"). Each Service Order shall become a part of this TSA when executed by a duly authorized representative of Qwest. Qwest reserves the right to reject any Service Order.

2.2 Upon acceptance by Qwest of a Service Order, and during the Term (as defined in Section 4 of this TSA), Qwest shall provide to Customer those Services or Facilities (as defined in the attached Exhibits) identified in the Service Order.


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                          Confidential and Proprietary

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3.      OBLIGATIONS OF CUSTOMER:

3.1 During the Term of this TSA, Customer shall perform those duties outlined in the attached Exhibits, in addition to those described herein and in any Service Order(s).

3.2 Customer shall have sole responsibility for installation, testing and operation of facilities, services and equipment other than those Services or Facilities specifically provided by Qwest under this TSA (the "Customer Facilities").

3.3 Customer shall fully comply with all laws, regulations and authorities including, but not limited to, those outlined in Section 9 of this TSA.

4.      TERM:

4.1 This TSA shall be effective between the parties as of the date first written hereon. The initial term (the "INITIAL TERM") of this TSA shall expire seven (7) years from the date of execution hereof unless either party earlier terminates this TSA in the manner provided herein.

4.2 Upon the expiration of the Initial Term, if Customer is not then in default hereunder, the term of this TSA shall be renewed automatically on a month-to-month basis ("Renewal Term") unless an Amendment is executed by the parties extending the Renewal Term, or either party terminates this TSA in the manner provided herein.

4.3 The Initial Term and Renewal Term are sometimes referred to together herein as the "Term".

4.4 Notwithstanding anything to the contrary in this Section 4, if the Facility Minimum Service Term (as defined in Section 4.2 of Exhibit A) for any Facility extends beyond the expiration of the Term of this TSA, this TSA shall remain in effect until the expiration or termination of the applicable Facility Minimum Service Term, but only as to such Facility so affected, and subject to the termination rights of Qwest and Customer under Section 8 of this TSA.

5.      CHARGES AND PAYMENT:

5.1 Charges for Services and Facilities shall be determined in accordance with the Service and Pricing Exhibit(s).

5.2 Switched services charges shall be invoiced by Qwest on a monthly basis in arrears.

5.3 Recurring charges for private line Facilities shall be invoiced by Qwest on a monthly basis



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

        in advance and non-recurring charges shall be invoiced in arrears. If the Start of Service Date (as defined in Section 2.1 of Exhibit A) for any Facility falls on a day other than the first day of any month, the first invoice to Customer shall consist of: (1) the pro-rata portion of the applicable monthly charge covering the period from the Start of Service Date to the first day of the subsequent month, and (2) the monthly charge for the following month.

5.4 Customer shall make all payments due hereunder within thirty (30) days of the date of invoice. If any amount due under this TSA is not received by the due date, in addition to other remedies available hereunder, Qwest may in its sole discretion: (a) impose a late payment charge of the lower of [*] per month or the highest rate legally permissible (such late charge shall be payable upon demand by Qwest); and/or (b) require the prepayment of up to [*] of recurring charges as a condition of the continued availability of the Services or Facilities, which prepayment shall be held and applied against [*] of charges hereunder prior to termination of this TSA. Notwithstanding anything in this TSA to the contrary, no payment due hereunder is subject to reduction, set-off or adjustment of any nature by Customer, except as is specifically provided in Section 5 of the Service and Pricing Exhibit regarding Outage Credits. In no event shall the malfunction or non-operation of Customer's Interconnection Facilities (including local access when Customer is responsible therefor) relieve Customer of its obligation to pay for the Facilities.

5.5     All disputes or requests for billing adjustments must be submitted in writing and submitted with payment of undisputed amounts due. Any amounts which are determined by Qwest to be in error or not in compliance with this TSA shall be adjusted on the next month's invoice. Any disputed amounts which are deemed by the parties to be correct as billed and in compliance with this TSA, shall be due and payable by Customer, upon notification and demand by Qwest, along with any late payment charges which Qwest may impose pursuant to Section 5.3 above. Disputed amounts unresolved by the parties within [*] of written submission by Customer may be submitted to binding arbitration in accordance with the terms of Article 16 below. Disputes shall not be cause for Customer to delay payment of the undisputed balance to Qwest according to the terms outlined in Section 5.3 above.

5.6 Invoices submitted to Customer by Qwest shall conform to Qwest's standard billing format and content, as modified by Qwest from time to time.

5.7 Any applicable federal, state, or local taxes, and all use, sales, commercial, gross receipts, privilege or other similar taxes or license fees, whether charged to or against Qwest or Customer, with respect to the Services or Facilities provided by Qwest, as well as any other imposition by any governmental authority which has the effect of increasing Qwest's

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                          Confidential and Proprietary

                                        3
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        cost of providing the Services or Facilities, shall be payable by
        Customer in addition to the other charges set forth in this TSA.

6.      EVENTS OF DEFAULT:

6.1 A "Default" shall occur if: (a) Customer fails to make any payment of undisputed charges required to be made by it under this TSA and any such failure remains uncorrected for thirty (30) days after the date such payment was due or as allowed for in Section 5.5 herein; (b) either party fails to perform or observe any material term or obligation (other than making payment) contained in this TSA, and any such failure remains uncorrected for thirty (30) calendar days after written notice from the non-defaulting party informing the defaulting party of such failure (except for a Default by Customer under Section 9.2 of this TSA, which shall require no advance written notice); (c) Customer breaches its obligations to Qwest in any other agreement, including but not limited to, agreements for switched services or any collocation agreements; or
        (d) there is an Adverse Material Change (as defined in Section 6.2 of this TSA) in Customer's creditworthiness.

6.2 For purposes of Section 6.1 of this TSA, an Adverse Material Change in Customer's creditworthiness shall include, but not be limited to: (a) failure of Customer to make full payment of charges due hereunder on or before the date due on three (3) or more occasions during any period of twelve (12) months, or Customer's failure to make such payment on or before the date due in any two (2) consecutive months; (b) acquisition of Customer (whether in whole or by majority or controlling interest) by an entity which is insolvent, which is subject to bankruptcy or insolvency proceedings, which owes past due amounts to Qwest or any entity affiliated with Qwest, or which presents a materially greater credit risk than Customer; or (c) Customer's being subject to or having filed for bankruptcy or insolvency proceedings, or the legal insolvency of Customer.

6.3 Notwithstanding Section 6.1 of this TSA, the failure of any particular Facility or reasonable number of Facilities to comply with the Specifications (as that term is defined in Section 2.1 of Exhibit A) shall not be deemed a Default by Qwest, but may obligate Qwest to provide Customer with Outage Credits, as provided in Section 5 of Exhibit A.



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                          Confidential and Proprietary

                                        4
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7.      REMEDIES FOLLOWING DEFAULT:

7.1 If Customer is in Default, Qwest may, in addition to any other remedies it has under this TSA or under the law: (a) suspend its performance under this TSA without the requirement of any further notice to Customer, until Customer has remedied all breaches of this TSA and paid in full all charges then due, including any late fees specified herein plus, at Qwest's option, the prepayment of [*] recurring charges (as applied to Services Ordered), as is specified in Section 5.3 of this TSA; (b) condition provision of Services or Facilities or acceptance of a Service Order on Customer's assurance of payment and compliance with this TSA, which may be in the form of a deposit or such other means as is required by Qwest to establish assurance of payment and compliance; or (c) terminate this TSA by providing written notice to Customer in the manner provided in Section 8.2 of this TSA.

7.2 If Qwest is in Default, Customer may, in addition to any other remedies it has under this TSA or under the law, terminate this TSA in the manner provided for in Section 8.1 of this TSA.

8.      TERMINATION:

8.1 Customer may terminate this entire TSA: (a) upon written notice to Qwest, if Qwest is in Default (as provided in Section 7.2 of this TSA);
        (b) upon thirty (30) days prior written notice, if any material rate or term contained herein and relevant to the affected Services or Facilities is materially changed by order of the highest court of competent jurisdiction to which the matter is appealed, the Federal Communications Commission, or other local, state or federal government authority; (c) upon thirty (30) days prior written notice, with or without cause, following the expiration of the Initial Term; (d) in accordance with Section 3.2 of Exhibit A attached hereto and Section 9.1 of Exhibit B attached hereto (e) in accordance with Section 1.3 and
        Section 3 of Exhibit D attached hereto.

8.2 Qwest may terminate this TSA: (a) effective upon written notice to Customer, if Customer is in Default (as provided in Section 7.1 of this TSA); (b) effective upon thirty (30) days prior written notice, with or without cause, following the expiration of the Initial Term; or (c) effective immediately and without any advance written notice: (i) if Qwest does not maintain or loses any required regulatory or other governmental authorizations to provide the Services or Facilities (as described in Section 9.1 of this TSA); (ii) following a Default by Customer under Section 9.2 of this TSA; or (iii) if Customer makes a transfer or assignment under Section 12of this TSA.

8.3 Customer may terminate the affected portion or portions of a private line Service Order or Service Orders without penalty upon ten (10) calendar days prior written notice following



                              Qwest Communications
                          Confidential and Proprietary

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        failure of performance, in the manner and subject to Section 10.2 of this TSA or Section 1.3 of Exhibit A.

8.4 Subject to Section 3 of Exhibit D, in the event of a termination of this TSA by either Customer or Qwest for reasons other than due to a Customer Default, all existing services being provided shall continue without interruption for the time period specified in the applicable Service Order, but no additional Service Orders shall be submitted or accepted. For services which continue after a termination of the TSA, pricing shall be at the rates specified in this TSA and the applicable Service Order unless the termination is pursuant to subparagraphs 8.2(a) or 8.2(c)(ii), in which case the pricing shall revert to retail or standard discount pricing.

9.      GOVERNMENTAL AUTHORITY:

9.1 Customer acknowledges that the obligation of Qwest to provide the Facilities to Customer is subject to the receipt by Qwest of any required regulatory or other governmental authorizations. This TSA may be superseded by a tariff filed with the appropriate regulatory agency, which tariff may contain such modifications of the provisions of this TSA as Qwest deems appropriate, all of which shall become automatically binding on Customer. Qwest reserves the right to terminate this TSA pursuant to Section 8.2 of this TSA if at any time Qwest does not have or loses the required regulatory or other governmental authorizations to provide the Services or Facilities.

9.2 Customer represents and warrants that: (A) Customer has received all necessary permits, licenses, approvals, grants, and charters of whatsoever kind necessary to carry out the business in which Customer is engaged; and (B) Customer has complied and does comply with all laws, regulations, orders, and statutes which may be applicable to Customer, whether local, State or Federal. From the date of this TSA until the termination hereof, Customer agrees to operate in accordance with and to maintain current all such certifications, permits, licenses, approvals, grants, charters, and to comply with all applicable laws, regulations, orders and statutes, whether local, State or Federal. A breach by Customer of any of the representations, warranties or covenants of this
        Section 9.2 shall be deemed a Default hereunder, and shall allow Qwest to terminate this TSA in the manner described in Section 8.2 of this TSA.

10.     FORCE MAJEURE:

10.1 Except as is provided in Section 10.2 below, neither party to this TSA shall be liable for any failure of performance hereunder due to causes beyond its reasonable control, including, but not limited to: acts of God, fire, explosion, vandalism, fiber optic cable cut, storm, extreme temperatures or other similar catastrophes; any law, order, regulation, direction, action or request of the United States government, or of any other government,



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        including state and local governments having jurisdiction over either of the parties, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more said governments, or of any civil or military authority; national emergencies, insurrections, riots, wars, or strikes, lock-outs, work stoppages or other labor difficulties; actions or inactions of a third party provider or operator of facilities employed in provision of the Services or Facilities; or any other conditions or circumstances beyond the reasonable control of the party which impede or affect the Services or Facilities or the transmission of telecommunications services.

10.2    If any failure of performance on the part of Qwest described in Section
        10.1 of this TSA related to a Service Order for a private line Facility shall be: (a) for thirty (30) calendar days or less, then this TSA shall remain in effect, but Customer shall be relieved of its obligation to pay for that portion of the Facilities affected for the period of such failure of performance; or (b) for more than thirty (30) days, then Customer may terminate only that portion of any Service Order or Service Orders related to the Facilities so affected, by written notice to Qwest, in accordance with Section 8.3 of this TSA.

10.3 If private line Facilities are unavailable to Customer as a result of any events described in Section 10.1, Customer may be entitled to an Outage Credit under Section 5 of Exhibit A.

11.     INDEMNIFICATION:

11.1 Customer shall indemnify and hold harmless Qwest (and Qwest's affiliates, officers, directors and employees; hereafter, "Qwest's Affiliates"), and any third party provider or operator of services employed by Qwest and/or Qwest's Affiliates in the provision of the Services or Facilities, from and against, and shall reimburse Qwest and/or Qwest's Affiliates for, any and all losses, liabilities, deficiencies, claims and expenses (including, but not limited to, costs of defense and reasonable attorneys' fees) incurred by Qwest and/or Qwest's Affiliates and arising from or in connection with: (a) any breach of any covenant or agreement of Customer contained in this TSA;
        (b) any misrepresentation or breach of any of the representations and warranties of Customer contained in this TSA; or (c) any claims which may be asserted by parties other than Customer who have use of or access to the Services or Facilities through Customer.

11.2 Customer shall indemnify and hold harmless Qwest and Qwest's Affiliates and any third party provider or operator of facilities employed by Qwest and/or Qwest's Affiliates in the provision of the Services) from and against, and shall reimburse Qwest and/or Qwest's Affiliates for, any and all losses, liabilities, deficiencies, claims and expenses (including, but not limited to, costs of defense and reasonable attorneys' fees) incurred by Qwest, arising from unauthorized calls of any nature which may comprise a portion of the Services, to the extent that the call(s) in question are or were unauthorized (or had been at the time of the call) by an end user of the Services through Customer's distribution channels.



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

        Customer shall not be excused from paying Qwest for Services provided to Customer or any portion thereof on the basis that unauthorized calls comprised a corresponding portion of the Services. If Qwest discovers unauthorized calls being made (or reasonably believes that unauthorized calls are being made), nothing contained herein shall prohibit Qwest from taking immediate action (without notice to Customer) that is reasonably necessary to prevent such unauthorized calls from being made, including without limitation, denying Services to particular ANIs or terminating Services to or from specific locations.

11.3 Qwest shall indemnify and hold harmless Customer (and Customer's affiliates, officers, directors and employees; hereafter, "Customer's Affiliates"), and any third party provider or operator of services used by Qwest in the provision of the Services or Facilities, from and against any and all losses, liabilities, deficiencies, claims and expenses (including, but not limited to, costs of defense and reasonable attorney's fees) incurred by Customer and/or Customer's Affiliates and arising from or in connection with: (a) any breach of any covenant or agreement of Qwest contained in this TSA; (b) any misrepresentation or breach of any of the representations and warranties of Qwest contained in this TSA; or (c) the gross negligence or willful misconduct of Qwest.

12.     ASSIGNMENT:

12.1 Neither party may transfer, assign, or otherwise in any manner encumber this Agreement and its rights and obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonable withheld.

12.2 Notwithstanding the provisions of Section 12.1 to the contrary, either party may assign this Agreement to any parent, subsidiary or affiliate of the other party, including any transfers incident to an acquisition or change of control of either party, provided, however, that in the case of Customer: (i) such transfer or assignment does not cause an Adverse Material Change in Customer's creditworthiness as described in
        Section 6.2 herein; or (ii) Customer fails to comply with the provisions of Section 9 herein as a result of such transfer or assignment ("Permitted Assignment"). In the event that Customer makes a Permitted Assignment during the Term of this Agreement, Qwest may, in its sole discretion, terminate this Agreement and Customer shall not be responsible for any Termination Charge (as defined in Section 3 of Exhibit D). For purposes of this Section 12.2, "subsidiary or affiliate" shall mean any entity that is controlled directly or indirectly by either party through the ownership or control of more than 50% of the equity interests in such entity.


13.     TITLE:



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

13.1 Customer expressly disclaims any right, title, perpetual right of use or any other interest in or to any equipment or property used or supplied by Qwest under this TSA.

14.     WARRANTIES AND LIMITATION OF LIABILITY:

14.1 Qwest warrants that the Services or Facilities shall be provided to Customer and shall operate in accordance with prevailing telecommunications industry standards (hereinafter "Technical Standards"). If Qwest determines that the Services or Facilities are not being provided in accordance with the Technical Standards (hereinafter, a "Defect" or "Defects"), Qwest shall use reasonable efforts under the circumstances to conform the Services or Facilities to the Technical Standards.

14.2 THE WARRANTIES CONTAINED IN SECTION 14.1 OF THIS AGREEMENT ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. QWEST HEREBY SPECIFICALLY DISCLAIMS ANY LIABILITY TO CUSTOMER FOR INTERRUPTIONS AFFECTING THE FACILITIES FURNISHED HEREUNDER WHICH ARE ATTRIBUTABLE TO CUSTOMER'S INTERCONNECTION FACILITIES (AS DEFINED IN SECTION 1.5 OF THE SERVICE AND PRICING EXHIBIT(S)) OR TO CUSTOMER'S EQUIPMENT FAILURES, OR TO CUSTOMER'S BREACH OF THIS AGREEMENT.

14.3 EXCEPT FOR QWEST'S GROSS NEGLIGENCE OR WILFUL MISCONDUCT, IN NO EVENT SHALL QWEST OR ANY OF ITS AFFILIATES BE LIABLE TO CUSTOMER OR ANY OF ITS AFFILIATES OR EMPLOYEES OR TO ANY THIRD PARTY FOR: (a) ANY LOSS OF PROFIT OR REVENUE, OR FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SIMILAR OR ADDITIONAL DAMAGES, WHETHER INCURRED OR SUFFERED AS A RESULT OF UNAVAILABILITY OF FACILITIES, PERFORMANCE, NON-PERFORMANCE, TERMINATION, BREACH, OR OTHER ACTION OR INACTION UNDER THIS AGREEMENT, OR FOR ANY OTHER REASON, EVEN IF CUSTOMER ADVISES QWEST OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE; OR (b) FOR ANY OUTAGE OR INCORRECT OR DEFECTIVE TRANSMISSIONS, OR ANY DIRECT OR INDIRECT CONSEQUENCES THEREOF.

14.4    EXCEPT FOR QWEST'S GROSS NEGLIGENCE OR WILFUL MISCONDUCT,
        NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL THE CUMULATIVE LIABILITY OF QWEST UNDER THIS AGREEMENT EXCEED [*].


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15.     NON-DISCLOSURE AND PUBLICITY:

15.1 Customer shall not disclose to any third party the terms and conditions of this TSA without the prior written consent of Qwest. Customer shall not use Qwest's name in publicity or press releases without obtaining Qwest's prior written approval, which shall not be unreasonably withheld.

16.     ARBITRATION:

16.1 All disputes which involve amounts reasonably anticipated to be in excess of Twenty-Five Thousand Dollars ($25,000.00) arising out of or related to this TSA, shall be determined and resolved by arbitration in Denver, Colorado, in accordance with the rules of the American Arbitration Association ("AAA"). The arbitrators shall be appointed in accordance with the rules then prevailing of the AAA.

16.2 The award rendered by the arbitrator(s) shall be final and binding upon the parties hereto. Neither party shall have the right to further appeal or redress the matters arbitrated except for the purposes of obtaining the judgment rendered by the arbitrator(s). Judgment upon any arbitration award may be entered and enforced in any court of competent jurisdiction.

16.3 The parties hereto agree that a prevailing party shall be entitled to recover all reasonable costs and expenses (including all reasonable attorney's fees and disbursements) of such arbitration proceeding, as well as all cost for said proceeding. Such prevailing party shall also be entitled to reasonable attorney's fees and costs incurred in enforcing a judgment of the arbitrators separately from and in addition to any other amount included in such judgment. This Section 16.3 shall be severable from the other provisions of this TSA and shall survive and not be merged into any such judgment.

17.     USE OF SERVICES OR FACILITIES:

17.1 Qwest's obligation to provide the Services or Facilities specified herein is conditioned upon Customer not allowing the Services or Facilities to be used for any unlawful purpose; or in violation of any governmental regulations or authorizations as outlined in Section 8 of this TSA.

18.     MISCELLANEOUS:

18.1 Customer shall execute such other documents, provide such information and cooperate with Qwest, all as may be reasonably required by Qwest in connection with providing the Services or Facilities.



                              Qwest Communications
                          Confidential and Proprietary

18.2 Neither this TSA, nor the provision of Facilities hereunder, shall create a partnership or joint venture between the parties or result in a joint communications service offering to any third parties.

18.3 The failure of either party to give notice of default or to enforce or insist upon compliance with any of the terms or conditions of this TSA shall not constitute a waiver of any term or condition of this TSA.

18.4 Subject to Section 16 of this TSA, in the event suit is brought or an attorney is retained by either party to enforce the terms of this TSA or to collect any moneys due hereunder or to collect money damages for breach hereof, the prevailing party shall be entitled to recover, in addition to any other remedy, reimbursement for reasonable attorneys' fees, court costs, costs of investigation and other related expenses incurred in connection therewith.

18.5 This TSA shall be construed under the laws of the State of New York without regard to choice of law principles.

18.6 No subsequent agreement concerning the Services or Facilities or modification to this TSA shall be binding upon the parties unless it is made in writing and executed by an authorized representative of each party.

18.7 If any part of any provision of this TSA shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions of this TSA, and Customer and Qwest agrees to negotiate with respect to any such invalid or unenforceable part to the extent necessary to render such part valid and enforceable.

18.8 The terms and provisions contained in this TSA that by their sense and context are intended to survive the performance thereof by the parties hereto shall survive the completion of performance and termination of this TSA, including, without limitation, the making of any and all payments due hereunder.

18.9 Words having well-known technical or trade meanings shall be so construed.

18.10 All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be given by: (a) hand delivery; (b) first-class registered or certified mail with postage prepaid; (c) overnight receipted courier service; , which notice is addressed to the party at the address set forth below, or such other address as may hereafter be designated in writing by the party. Notices given in accordance with this Section shall be effective upon receipt or when receipt is refused.



                              Qwest Communications
                          Confidential and Proprietary

All notices to Qwest shall be addressed to:

                      Qwest Communications Corporation
                      555 17th Street
                      Denver, Colorado  80202
                      Facsimile:  (303) 291-1776   Phone:  (303) 291-1400
                      Attn.:  Executive Vice President and General Counsel

               All notices to Customer shall be addressed to:

                      Advance TelCom Group, Inc.
                      100 Stony Point Road, Suite 130
                      Santa Rosa, CA  95401
                      Facsimile:  (707) 535-8909   Phone:  (707) 535-8900
                      Attn.:  Chairman & CEO

               The addresses set forth may be changed by appropriate notice to the other party.

18.11 This TSA comprises the complete and exclusive statement of the agreement of the parties concerning the subject matter hereof, and supersedes all previous statements, representations, and agreements concerning the subject matter hereof.

DATED as of the first date above written.

                      Customer:

                                   By:  /s/ C. G. RUDOLPH
                                      ------------------------------------------

                                            Name: C. G. RUDOLPH
                                                 -------------------------------

                                            Title: Chairman & CEO
                                                  ------------------------------

                                            Date:   3.18.99
                                                 -------------------------------

                      Qwest Communications Corporation:

                                    By: /s/ GREGORY M. CASEY
                                       -----------------------------------------
                                            Name:  Gregory M. Casey
                                            Title:  Sr. Vice President,
                                                    Broadband Capacity

                                                   Date: 3-22-99
                                                        ------------------------



                              Qwest Communications
                          Confidential and Proprietary

               EXHIBITS
Exhibit A:     Private Line Service and Pricing Exhibit to Qwest Telecommunications Services
               Agreement as well as the following Schedules attached thereto:

               Schedules to Exhibit A

               "A-1"  Technical Specifications

Exhibit B:     Switched Services Service and Pricing Exhibit to Qwest Telecommunications
               Services Agreement as well as the following Schedules attached thereto:

               Schedules to Exhibit B

               "B-1"  Domestic Termination Rates
               "B-2"  International Termination Rates
               "B-3"  800 Origination
               "B-4"  800 Origination
               "B-5"  Switchless Reseller
               "B-6"  Switchless Reseller

Exhibit C:     Q.i/Commerce(TM) Agreement as well as the following Schedules attached thereto:

               Schedules to Exhibit C
               "C-1"

Exhibit D:     Revenue Commitment



                              Qwest Communications
                          Confidential and Proprietary

                                    EXHIBIT A
                                       TO
                              QWEST COMMUNICATIONS
                      TELECOMMUNICATIONS SERVICES AGREEMENT

                    PRIVATE LINE SERVICE AND PRICING EXHIBIT


1.      QWEST SERVICES:

1.1 Telecommunications capacity and related ancillary services (the "Facility" or "Facilities") available from Qwest are identified in this Exhibit A. During the Term of the TSA, Qwest will provide to Customer the Facility or Facilities requested by Customer in a Service Order accepted by Qwest.

1.2 Upon acceptance of a Service Order, Qwest shall notify Customer of its target date for the delivery of each Facility (the "Estimated Availability Date"). Any Estimated Availability Date given by Qwest to Customer shall be subject to Qwest's standard and expedited interval guidelines, as amended by Qwest from time to time. Qwest shall use reasonable efforts to install each such Facility on or before the Estimated Availability Date, but the inability of Qwest to deliver a Facility by such date shall not be a Default under the TSA. If Qwest fails to make any Facility available within ninety (90) days after acceptance (120 days for OC-3 or above) by Qwest of the Service Order with respect to such Facility (or such greater time as is set forth in the interval guidelines), Customer's sole remedy shall be to cancel the Service Order which pertains to such Facility by ten (10) calendar days prior written notice to Qwest, as is set forth in Section 8.3 of the TSA and the amounts applicable to such cancelled Service Order shall count toward the Minimum Revenue Commitment in the applicable Commitment Period as provided in Exhibit D.

1.3 Customer acknowledges that Qwest has no ability to independently test or maintain Facilities between two off net cities. Consequently, if Qwest provides such Facilities, then notwithstanding anything in this TSA to the contrary, Qwest's entire duty with respect to such Facilities shall be to use its best efforts to test and maintain such Facilities in accordance with Qwest's Specifications.

1.4 At each end of the city pairs (the "City Pairs") on which Customer orders Facilities, Qwest shall provide appropriate equipment in its terminal locations necessary to connect the Facilities to Customer's Interconnection Facilities (as defined in Section 1.5 of this Exhibit
        A). If Customer desires to install its own equipment in one or more of Qwest's terminals,



                              Qwest Communications
                          Confidential and Proprietary
        and Qwest, in its sole discretion, agrees to such installation, the parties shall execute a Qwest Collocation License Agreement.

1.5 Customer agrees that Customer's Interconnection Facilities shall connect to the Facilities provided by Qwest hereunder at the network interface points located in the Qwest terminals and defined in the Specifications (as defined in Section 2.1 of this Exhibit A). As used herein, the term "Interconnection Facilities" shall mean transmission capacity provided by Customer or its third party supplier to extend the Facilities provided by Qwest from a Qwest terminal to any other location (e.g., a local access telephone service provided by a local telephone company).

1.6 For DS-3 Facilities and below, Qwest shall use reasonable efforts to order Interconnection Facilities on behalf of Customer from Customer's designated supplier, provided that Customer furnishes Qwest with an acceptable letter of agency. Customer shall be billed directly by the supplier of such Interconnection Facilities, and shall hold harmless and indemnify Qwest from any loss or liability incurred by Qwest as a result of Qwest's ordering Interconnection Facilities from any third party. Customer may, at its election, but subject to Qwest's prior written approval, order its own Interconnection Facilities. If any party other than Qwest provides Interconnection Facilities, then unavailability, incompatibility, delay in installation, or other impairment of Interconnection Facilities shall not excuse Customer's obligation to pay Qwest all Rates or charges applicable to the Facilities, whether or not such Facilities are useable by Customer. Qwest will not order Interconnection Facilities on behalf of Customer for OC-n Facilities.

2.      START OF SERVICES:

2.1 Start of service for each Facility (the "Start of Service Date") shall begin on the date on which Customer accepts delivery of such Facility. If Customer fails to give written notice that the Facility is in material non-compliance with the applicable standard Qwest network specifications, as modified from time to time by Qwest (the "Specifications") within five (5) business days after notification to Customer by Qwest that the Facility is available, Customer shall be deemed to have accepted such Facility, and the Start of Service Date shall commence as of the fifth day following such notification by Qwest. Following notice by Customer of material non-compliance as set forth above, Qwest shall promptly take such reasonable action as is necessary to correct any such non-compliance in the Facility and shall, upon correction, notify Customer of a new Start of Service Date.

2.2 Notwithstanding anything in Section 2.1 of this Exhibit A to the contrary, Customer may delay the Start of Service Date for any Facility for up to thirty (30) days from Qwest's



                              Qwest Communications
                          Confidential and Proprietary

        Estimated Availability Date by written notice to Qwest at least three
        (3) business days prior to any applicable Estimated Availability Date.

3.      RATES:

3.1 Qwest shall provide the Facilities at the rates (the "Rates") set forth in this Section 3 (exclusive of all sales, use, commercial or other taxes or license fees) and as shown on the Circuit Listing attached as Schedule A-1 to this Exhibit A. The Rates for each Facility also include certain Monthly Recurring and Non-Recurring charges, all as defined in this Section 3. The Non-Recurring charges will be waived for any Facility ordered hereunder with a Facility Minimum Service Term that is thirty-six (36) months or greater. Finally, the Rates vary depending on whether the Facilities are DS-1 or DS-3 or OC-n. The Rates are as follows:

        (a)    DS-1 FACILITIES RATES FOR IXC:

               (i)    BASE IXC RATES:

                      [*] per DS-0 V&H Mile.

               (ii)   DS-1 MONTHLY RECURRING CHARGES:

                      Minimum charge per DS-1 per month:  [*]

               (iii)  DS-1 NON-RECURRING CHARGES:

                      [*] installation charge per DS-1 for all services and equipment.

        (b)    DS-3 FACILITIES RATES FOR IXC:

               (i)    BASE IXC RATES:

                      [*] per DS-0 V&H Mile.

               (ii)   DS-3 MONTHLY RECURRING CHARGES:

                      Minimum charges per DS-3 per month:  [*]

               (iii)  DS-3 NON-RECURRING CHARGES:

                      [*] installation charge per DS-3 for all services and equipment.

        (c)    OC-n FACILITIES RATES FOR IXC:

               (i)    BASE IXC RATES:


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.


                              Qwest Communications
                          Confidential and Proprietary

                     FACILITY                  RATE
                     --------                  ----
                     OC-3                      [*] per DS-0 V&H
                                               Mile
                     OC-12                     [*] per DS-0 V&H
                                               Mile
                     OC-48                     To be determined by
                                               Qwest on an ICB.

               (ii)  OC-n MONTHLY RECURRING CHARGES:

                     Minimum charges per OC-n per month:

                     FACILITY                  MINIMUM MRC
                     --------                  -----------
                     OC-3                      [*]
                     OC-12                     [*]
                     OC-48                     To be determined by
                                               Qwest on an ICB.

               (iii) OC-n NON-RECURRING CHARGES:

                     Installation charge per OC-n for all services and equipment:

                     FACILITY                  MINIMUM NRC
                     --------                  -----------
                     OC-3                      [*]
                     OC-12                     [*]
                     OC-48                     To be determined by
                                               Qwest on an ICB.

        (d)    OTHER CHARGES:

               In addition to the foregoing Facilities Rates for DS-1, DS-3 and OC-n Facilities for IXC, Customer shall pay to Qwest the following additional charges, as applicable, including any and all recurring charges imposed on Qwest for the handling of calls under this agreement:

               (i) OTHER MONTHLY RECURRING CHARGES:

               ~  Channel Bank:                                    each [*] per month
               ~  DS-1 cross-connect charges:                      each [*] month plus any
                                                                   pass-through charges.



--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                              Qwest Communications
                          Confidential and Proprietary

               ~  DS-3 cross-connect charges:                      each [*]
               ~  Cross-connect charges:                           to another CAPS provider
                                                                   [*] each.
               ~  LTR charges:                                     charges incurred by LECs
                                                                   will be passed through to
                                                                   Customer to be paid by
                                                                   Customer.

               (ii)   OTHER NON-RECURRING CHARGES:

               ~  Expedited Order Charges:                         [*] each.
               ~  DACs rearrangements:                             each [*] per
                                                                   DS-1
               ~  Channel Bank:                                    each [*] installation
               ~  DS-1 cross-connect charges:                      each [*] installation
                                                                   plus any pass-through
                                                                   charges.
               ~  Change of order cross-connect charges:           [*] each DS-3, [*]
                                                                   each DS-1
               ~  Pre-engineering cancellation cross-connect:      [*] each DS-3, [*]
                                                                   each DS-1
               ~  Post-engineering cancellation of cross-connect:  [*] each DS-3, [*]
                                                                   each DS-1

3.2 Qwest reserves the right, upon thirty (30) days prior written notice to Customer, to modify any of the Rates or charges described in this Exhibit A applicable to any Facility or Facilities. Upon receipt of written notice of such election, Customer may terminate the TSA, as per
        Section 8.1 thereof, or terminate the portion of the Service Order or Service Orders which pertain to such Facility or Facilities by delivering written notice of termination to Qwest within thirty (30) days of the date of the written notice of increase. If written notice of termination from Customer is not received within such thirty (30) day period, Customer will be deemed to have consented to the increase.

4.      FACILITY MINIMUM SERVICE TERM:

4.1 Customer acknowledges that the Rates and charges described in Section 3 of this Exhibit A are based on the commitment of Customer to utilize the Facilities for a specified minimum period of time. Therefore, notwithstanding anything in the TSA to the contrary, Customer shall be liable for and shall pay to Qwest all Rates, fees and charges which accrue under the TSA for each Facility for the entire Facility Minimum Service Term (as defined in Section 4.2 of this Exhibit A) applicable to each such Facility, regardless of

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                              Qwest Communications
                          Confidential and Proprietary
        whether or not Customer utilizes all or any part of such Facility during all or any part of the Facility Minimum Service Term applicable to such Facility, except as is set forth in Section 4.3 of this Exhibit A.

4.2 The "Facility Minimum Service Term" for each Facility is defined as follows:

        (a)     Six (6) months from Start of Service Date for DS-1 Facilities.

        (b)     Twelve (12) months from Start of Service Date for DS-3
                Facilities.

        (c)     Twelve (12) months from Start of Service Date for OC-3
                Facilities.

        (d) Thirty-six (36) months from the Start of Service Date for OC-12 or above Facilities.

4.3 Notwithstanding anything in this TSA to the contrary, Customer's obligation to pay all rates, fees and charges which accrue under this TSA for each Facility for the entire Facility Minimum Service Term applicable to each such Facility shall terminate, as to each such Facility, if this TSA is terminated during the Minimum Service Term which pertains to each such Facility: (a) by Customer, pursuant to Sections 8.1(a) or (b) of the TSA, following a Default by Qwest or an increase in prices; or (b) by Qwest, pursuant to Section 8.2(b) of the TSA, if termination by Qwest during the Minimum Service Term as to the Facility occurs other than because of a Default by Customer, or 8.2(c) of the TSA, if Qwest terminates this TSA because Qwest loses any required permits. Qwest recognizes that Customer's business needs may change during the Facility Minimum Service Term. Therefore, for any Facility ordered under this Agreement, Customer may, after the first six
        (6) months of such Facility Minimum Service Term, cancel said Facility, and order as a substitute an alternative Facility from Qwest on the Qwest owned fiber optic network. Any such Order must be: (a) for a like Facility Minimum Service Term (e.g., if original order was for one (1) year, new order must be for one (1) year; (b) will be filled at Qwest's discretion subject to network availability; and (c) for a Facility that has greater bandwidth than the originally ordered Facility (e.g., if original order specified a DS-3 Facility, any new order under this
        Section 4.4 must request an OC-3 Facility or above).

5.      OUTAGE CREDITS:

5.1 Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time when a Facility or Facilities are "unavailable" (as defined in the Specifications) (hereafter an "Outage"). In the event of an Outage, Customer shall be entitled to a credit (the "Outage Credit") determined according to the following formula:



                              Qwest Communications
                          Confidential and Proprietary

               OUTAGE CREDIT = HOURS OF OUTAGE - 2 HOURS X TOTAL MONTHLY CHARGE OF AFFECTED FACILITY
                               -------------------------
                                      720 HOURS

5.2 The Outage Credit shall apply to the charges for the total mileage between end terminals of any Facility affected by an Outage; provided, however, that if any portion of the affected Facility remains beneficially used or useable by Customer between any intermediate terminals (where Customer has installed drop and insert capability) or end terminals, the Outage Credit shall not apply to that pro-rata portion of the mileage. The length of each Outage shall be calculated in hours and shall include fractional portions thereof. An Outage shall be deemed to have commenced upon verifiable notification thereof by Customer to Qwest, or, when indicated by network control information actually known to Qwest network personnel, whichever is earlier. Each Outage shall be deemed to terminate upon restoration of the affected Facility as evidenced by appropriate network tests by Qwest. Qwest shall give notice to Customer of any scheduled outage as early as is practicable, and a scheduled outage shall under no circumstance be viewed as an Outage hereunder.

5.3 Outage Credits shall not be granted if the malfunction of any end-to-end circuit is due to an Outage or other Defect occurring in Customer's Interconnection Facilities.

5.4 All Outage Credits shall be credited on the next monthly invoice for the affected Facility after receipt of Customer's request for credit. The total of all Outage Credits applicable to or accruing in any given month shall not exceed the amount payable by Customer to Qwest for that same month for such Facility.

5.5 The Outage Credit described in this Section 5 of Exhibit A shall be the sole and exclusive remedy of Customer in the event of any Outage, and under no circumstance shall an outage be deemed a Default under this TSA.



                              Qwest Communications
                          Confidential and Proprietary

        DATED AS OF the first date above-written.

                      Customer:     ATGI
                               -------------------------------------------------


                                    By: /s/ C. G. RUDOLPH
                                       -----------------------------------------

                                            Name: C. G. RUDOLPH
                                                 -------------------------------

                                            Title: Chairman & CEO
                                                  ------------------------------

                                            Date: 3-18-99
                                                 -------------------------------

                      Qwest Communications Corporation:

                                    By: /s/ GREGORY M. CASEY
                                       -----------------------------------------
                                            Name:  Gregory M. Casey
                                            Title:  Sr. Vice President,
                                                    Broadband Capacity

                                                    Date: 3-22-99
                                                         -----------------------



                              Qwest Communications
                          Confidential and Proprietary

                            SCHEDULE A-1 TO EXHIBIT A
                                       TO
           QWEST COMMUNICATIONS TELECOMMUNICATIONS SERVICES AGREEMENT

                            TECHNICAL SPECIFICATIONS

1.      INTERCONNECT SPECIFICATIONS:

1.1     The customer interconnection point of DS-1 & DS-3 signals at the Qwest
        (SPT) location will be at an industry standard (DSX-1) & (DSX-3) digital cross-connect panels and will be referred to as Qwest Network Interface in this document.

1.2 The DS-1 & DS-3 signals terminating at the Qwest digital cross-connect panels will meet the electrical specifications as defined in AT&T Compatibility Bulletin (CB) No. 119, Issue 3, October, 1979.

1.3 The Qwest Digital Network will be compatible with the Bell System hierarchical clock synchronization methods and stratum levels as described in Bellcore Technical Advisory (GR436-Core).

1.4 Customer equipment must also meet the interconnect specifications listed above and shall comply with jitter requirements of AT&T Technical Reference PUB 63411.

2.      PERFORMANCE OBJECTIVES:

2.1 DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c circuit performance will be measured using two parameters: Availability and Error-Free Seconds.

        The following assumptions apply to the derived data:

                ~ The circuits originate and terminate on the SONET OC-48 backbone

                ~       High speed protection switching: 1 for N, where N=2

                ~       MTTR for SONET equipment: 2 hours

                ~       MTTR for fiber optic cable: 12 hours (Bellcore Standard)

                ~ Cable cut rate: 4.39 /year/1,000 sheath miles (Bellcore Standard)
                                The system includes three (3) DCS in Los
                                Angeles, Sacramento, and San Jose (although not all circuits are routed through the DCS, they are included in all the calculations)

2.2 Availability is a measure of the relative amount of time during which the circuit is available for use. According to CCITT and ANSI definitions, unavailability begins when



                              Qwest Communications
                          Confidential and Proprietary
        the Bit Error Ratio (BER) in each second is worse than 1.0 E-3 for a period of 10 consecutive seconds.

        INTER OFFICE CHANNEL (IOC): An Inter Office Channel refers to the Qwest Communications network between the points of presence (POP).

        OPTICAL CARRIER LEVEL 1 (OC-1): The optical signal that results from an optical conversion of an electrical STS-1 signal (51.840 Mb/s). This signal forms the basis of the interface.

                OC-3:   Optical Carrier level 3 signal operating at 155.520
                        Mb/s.

                OC-12: Optical Carrier level 12 signal transmitting at 622.080 Mb/s.

                OC-48: Optical Carrier level 48 signal transmitting at 2488.32 Mb/s.

        POINT OF PRESENCE (POP): A physical location where a long distance carrier terminates lines before connecting to the local exchange carrier, another carrier, or directly to a customer.

2.3 The availability objective for all circuits between Qwest Network Interface points specified above is to provide performance levels over a 12 month period as follows:

        V&H MILES                DS1, DS3, OC-3, OC-12,
                                 OC-48, OC-3c, OC-12c, and
                                 OC-48c
        --------------------     -------------------------
                0-2500                      99.999%
               2501-4000                    99.998%

        This excludes any customer provided access links to the Qwest digital network.

2.4 Outages attributable to incidental damage to or severage of outside fiber optic cable plant, or scheduled maintenance is excluded from the performance objective stated above.

2.5 Error-Free Seconds (EFS) and Error Seconds (ES) are the primary measure of error performance. An Error-Free Second is defined as any second in which no bit errors are received. Conversely, an Error Second is any second in which one or more bit errors are received.



                              Qwest Communications
                          Confidential and Proprietary

3. SONET: Synchronous Optical Network is a family of optical transmission rates and interface standards allowing internetworking of products from different vendors. Base optical rate is 51.840 Mb/s. Higher rates are direct multiples.

        SONET TRANSPORT: Facilities associated with carrying OC-1 or higher level signals.

        SYNCHRONOUS TRANSPORT SIGNAL LEVEL 1 (STS-1): The basic logical building block electrical signal with a rate of 51.840 Mb/s.

        SYNCHRONOUS TRANSPORT SIGNAL LEVEL N (STS-N): This electrical signal is obtained by byte interleaving N STS-1 signals together. The rate of the STS-N is N times 51.840 Mb/s.

        TERMINATING MULTIPLEX (TM): Provides the multiplex functions for multiplexing and demultiplexing between the DS1 or higher signal level and the SONET OC-N level.

4. ACCEPTANCE CRITERIA. The acceptance criteria for DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c circuits between Qwest Network Interface points is to provide the performance levels shown below during a 60 minute test period. If no errors are observed during the first 15 minutes of the test, the facility may be considered acceptable. Access connections to customer location will be tested in accordance with Bell Publication 62508.

           ~ The tables below are based on QCC owned fiber optic network only and on the Bellcore Specifications of the SONET delivery of DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c directly off the SONET Backbone.

           ~ If the DS1, DS3, OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c service is delivered at the STS1 level then the general performance objectives fall into the industry standard.

        DS1, DS3

        The table below defines the general performance objectives for DS1 service operating at 1.544 Mb/s, and the general performance objectives for DS3 service operating at 45 Mb/s.

                   V&H MILES               EFS                 BER
                   ---------               ---                 ---
                      0 - 250            99.988 %               10-15

                     251 - 500           99.983 %               10-15



                              Qwest Communications
                          Confidential and Proprietary

                   V&H MILES               EFS                 BER
                   ---------               ---                 ---
                    501 - 1000           99.971%                10-15

                    1001 - 1500          99.959%                10-15

                    1501 - 2000          99.948%                10-15

                    2001 - 2500          99.936%                10-15

                    2501 - 3000          99.925%                10-15

                    3001 - 3500          99.913%                10-15

                    3501 - 4000          99.902%                10-15

        OC-3, 12, 48; OC-3c, 12c, 48c

        The table below defines the general performance objectives for OC-3, OC-12, OC-48, OC-3c, OC-12c, and OC-48c.

                   V&H MILES               EFS                 BER
                   ---------               ---                 ---
                      0 - 250              99.989%              10-15

                     251 - 500             99.984%              10-15

                    501 - 1000             99.974%              10-15

                    1001 - 1500            99.964%              10-15

                    1501 - 2000            99.954%              10-15

                    2001 - 2500            99.944%              10-15

                    2501 - 3000            99.933%              10-15

                    3000 - 3500            99.923%              10-15

                    3501 - 4000            99.913%              10-15



                              Qwest Communications
                          Confidential and Proprietary

                                    EXHIBIT B
                                       TO
                              QWEST COMMUNICATIONS
                      TELECOMMUNICATIONS SERVICES AGREEMENT

                  SWITCHED SERVICES SERVICE AND PRICING EXHIBIT



1.      QWEST SERVICES:

1.1 Qwest shall provide to Customer Switched Services ("Services" or "Switched Services"), subject to the terms and conditions of the TSA. During the Term of the TSA, Qwest will provide to Customer the Services requested by Customer in a Service Order accepted by Qwest.

2.      START OF SERVICES:

2.1 Services shall commence ("Start of Services") pursuant to each Service Order, with the activation of each circuit comprising Service Interconnections (as defined in Section 4.1 of this Exhibit B).

3.      FORECASTS:

3.1 Before Customer's initial order for Service, Customer shall provide Qwest with a forecast regarding the number of minutes expected to be terminated or originated in various LATAs and/or Tandems, so as to enable Qwest to configure optimum network arrangements. In the event Customer's service traffic volumes result in a lower than industry standard completion rate or otherwise adversely affect the Qwest Network, Qwest reserves the right to block the source of such adverse traffic upon written notice to Customer. Customer will provide Qwest with additional forecasts from time to time upon Qwest's request which shall not be more frequent than once every three (3) months.

4.      SERVICE INTERCONNECTIONS:

4.1 Customer shall establish dedicated T-1 access and interexchange facilities connections ("Service Interconnection(s)") between Customer's network and switching system under Customer's direct control or ownership and the Qwest network at one or more of Qwest's Points of Presence ("Qwest POP"). Qwest POP's are currently located in the cities identified on Schedule "B-5" attached hereto as the "Meet Point Cities".



                              Qwest Communications
                          Confidential and Proprietary

4.2 Customer shall deliver, or receive, its traffic at a Qwest POP via the Service Interconnections, as described in Section 4.1 of this Exhibit B or as specified in Section 4 of Exhibit D to the TSA. If, for any reason, Customer is unable or fails to deliver its traffic to a Qwest POP in a Meet Point City in accordance with Section 4.1 of this Exhibit B, Qwest may, at its option, establish a Service Interconnection for such traffic ("Backhaul Services") for and on behalf of Customer to the nearest Qwest POP having available capacity as determined by Qwest. In such event, Customer shall pay to Qwest charges for Backhaul Services at Qwest's then current rates, which shall be based on a per DS-0 V&H mileage charge.

4.3 Prior to Qwest's acceptance of a Service Order which requests Services through any Meet Point Cities, Qwest reserves the right to add or remove Meet Point Cities to or from the list attached at Schedule B-7, and shall endeavor to provide Customer with reasonable advance notice of any additions or removals.

4.4 In addition to the foregoing amounts, within thirty (30) days of the Service Date, Customer shall pay to Qwest a non-recurring charge of [*] for each Service Interconnection installed at each service location, except that if more than one Service Interconnection is installed at a single service location simultaneously, Customer shall pay to Qwest [*] for each additional Service Interconnection beyond the first Service Interconnection installed at each such location. The Non-Recurring charges will be waived for all individual circuit orders of thirty-six
        (36) months or greater term.

5.      CALL DETAIL RECORDS:

5.1 Upon request from Customer, Qwest shall provide Call Detail Records ("CDR's") for the Services on compact disc(s) ("CDR Compact Disc(s)"). Qwest shall provide to Customer one (1) CDR per month. Monthly CDR Compact Discs under this Subsection are provided at a recurring charge of [*] per month for the first disc, and [*] for each additional disc.

6.      MINIMUM USAGE AND TERMINATION FEE:

6.1 Customer hereby agrees that, commencing with the first day of the fourth full calendar month after the Start of Services, and ending upon termination of the TSA, Customer shall maintain an average loading of traffic of not less than [*] minutes of use per Service Interconnection per calendar month/billing cycle, averaged over all Service Interconnections in each Customer trunk group ("Minimum Usage Requirement"). If Customer fails to meet the Minimum Usage Requirement in any calendar month/billing

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                              Qwest Communications
                          Confidential and Proprietary
        cycle, Customer expressly authorizes Qwest to add a surcharge to the next subsequent invoice of [*] of use per Service Interconnection for each minute of under-utilization for such calendar month/billing cycle.

7.      ROUNDING

7.1 Currently, Qwest Switched Services, Termination, 8XX Origination, and Switchless Resale, utilize "bulk rounding". For the purposes of this agreement, bulk rounding is defined as carrying over the 3rd and 4th place amounts of a call charge to the next call, and continuing to do so until one full cent ($.01) is accrued. When this has occurred, the cent is applied to the next call. In addition, Qwest Switched Services employ [*], which means that all calls are [*], as opposed to [*] (e.g. initial and incremental).

8.      PRICING/RATES

8.1 Qwest's charges for terminating switched calls under the TSA shall be as specified in the attached Schedules B-1 and B-2. Qwest's charges for originating calls under the TSA shall be as specified in the attached Schedule B-3. Qwest's charges for switchless reseller services shall be as specified in the attached Schedule B-4.

9.      SERVICE/PRICE MODIFICATIONS

9.1 Qwest reserves the right, at any time during the Term of this TSA, upon thirty (30) days prior written notice to Customer, to modify domestic rates. Upon receipt of written notice of such election, Customer may terminate the TSA, as per Section 8.1 thereof, or terminate the portion of the Service Order or Service Orders which pertain to such Facility or Facilities by delivering written notice of termination to Qwest within thirty (30) days of the date of the written notice of increase. If Customer's written notification is not received within ten (10) days of the effective date of the price increase, Customer shall be deemed to have consented to such price increase. Qwest also reserves the right, at any time during the Term of this TSA, upon fifteen (15) days prior written notice to Customer, to modify international rates and any other prices described in this Exhibit B. Upon receipt of written notice of such an election and in the event of a material rate increase (10% increase) by Qwest which materially affects Customer's actual usage hereunder, Customer shall receive a pro rata reduction in its Total Minimum Commitment (as defined in Exhibit D); provided, however, Customer must notify Qwest in writing setting forth in reasonable detail its basis for determining the materiality of the increase and the affects on actual usage. If Customer's written notification is not received within ten (10) days of the effective date of the price increase, Customer shall be deemed

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                              Qwest Communications
                          Confidential and Proprietary
        to have consented to such price increase. For purposes of determining any pro rata reduction in the Total Minimum Commitment, Qwest shall use as a basis Customer's usage for the applicable rate element and average the immediately preceding three months. By way of example, if Customer's average for the immediate preceding 3 months is $1000 and Customer has twelve (12) months left on the Initial Term, in the event of an applicable rate increase Qwest would reduce the Total Minimum Revenue Commitment 12 months times $1000 (equaling $12,000 for an overall reduction).

10.     GOVERNMENTAL AUTHORITY:

10.1 In the absence of Automatic Number Identification ("ANI") of the calling party, Qwest shall use the area code and prefix of the originating trunk group to determine whether a call is interstate or intrastate, and to calculate the corresponding charges for that call. Qwest may, from time to time, request that Customer provide Qwest with a written certification (the "Certification") of the percentage of interstate calls, including international and intrastate minutes of use, compared to the minutes of traffic to be terminated in the same state, in form and substance reasonably satisfactory to Qwest.

        DATED AS OF the first date above-written.

                             Customer:

                             By:  /s/ C. G. RUDOLPH
                                ------------------------------------------------

                             Name:  C. G. RUDOLPH
                                  ----------------------------------------------

                             Title:  Chairman & CEO
                                   ---------------------------------------------

                             Date:  3-18-99
                                  ----------------------------------------------


                             QWEST COMMUNICATIONS CORPORATION:

                             By:  /s/ GREGORY M. CASEY
                                ------------------------------------------------
                             Name: Gregory M. Casey
                             Title: Sr. Vice President, Broadband Capacity

                             Date:  3-22-99
                                  ----------------------------------------------



                              Qwest Communications
                          Confidential and Proprietary

                              Qwest Communications
                          Confidential and Proprietary

                                  SCHEDULE B-1
                               SERVICE DESCRIPTION
               QWEST EXPRESS RBOC/ITC TERMINATING SWITCHED SERVICE

1.      GENERAL

1.1 Interstate rates are per Local Access and Transport Area ("LATA") and are for LATA-wide termination. Regional Bell Operating Company ("RBOC") rates apply to all traffic terminating in RBOC territories, and independent telephone company ("ITC") rates, or Non-Bell rates, apply to all traffic terminating in ITC ("Non-RBOC") territories. For the purposes of billing the appropriate territory, the OCN number of the terminating carrier will be used. OCN numbers of 9000 and above shall be classified as RBOC; and OCN numbers less than 9000 shall be classified as "ITC", or Non-RBOC.

1.2 Intrastate rates are per State and are for State-wide termination. For the purposes of determining each call's jurisdiction, the originating and terminating information present in the call stream will be evaluated. In the event that either the originating or terminating information is not available to Qwest's billing system, the classification of the call, for rating purposes, will default to the Interstate classification. To the extent that calls are defaulted to the Interstate classification, and to the extent Customer's traffic of this nature includes intrastate traffic, Customer shall provide to Qwest in writing, on a monthly basis, the "Percentage of Inter/Intra-state Usage" on a state-by-state basis, by LEC, for the traffic terminated by Qwest hereunder.

1.3 Rates shown in the Qwest Express RBOC/ITC Interstate and Intrastate Rate Exhibits are shown in terms of full minutes and are billed in [*] increments. Qwest reserves the right to charge excessive quantities of short duration calls (i.e. calls under [*] in length) a minimum of [*] per answered call. Rates shown in the Qwest Express RBOC/ITC Interstate and Intrastate Rate Exhibits are Base Rates. Discounts, if any, will be applied as specified in Schedule B-8 to this Exhibit B.

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                              Qwest Communications
                          Confidential and Proprietary

[QWEST LOGO]

                                                           QWEST EXPRESS
                                                    INTERSTATE TERMINATION RATES


LATA     PRIMARY                     BASE RATES - SWITCH MEETPOINT                          BASE RATES - POP MEETPOINT
          STATE        NE         MW         NW         S         SE         SW       POP NE     POP MW      POP S     POP SW
                    ----------------------------------------------------------------------------------------------------------
 120        ME      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 122        NH      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 124        VT      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 126        MA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 128        MA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 130        RI      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 132        NY      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 133        NY      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 134        NY      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 136        NY      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 138        NY      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 140        NY      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 220        NJ      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 222        NJ      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 224        NJ      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 226        PA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 228        PA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 230        PA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 232        PA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 234        PA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 236        DC      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 238        MD      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 240        MD      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 242        MD      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 244        VA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 246        VA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 248        VA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 250        VA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 252        VA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 254        WV      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]

                                                                                                                         EXHIBIT B-1

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                           QWEST EXPRESS
                                                    INTERSTATE TERMINATION RATES


LATA     PRIMARY                     BASE RATES - SWITCH MEETPOINT                          BASE RATES - POP MEETPOINT
          STATE        NE         MW         NW         S         SE         SW       POP NE     POP MW      POP S     POP SW
                    ----------------------------------------------------------------------------------------------------------
 256        WV      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 320        OH      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 322        OH      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 324        OH      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 325        OH      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 326        OH      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 328        OH      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 330        IN      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 332        IN      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 334        IN      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 336        IN      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 338        IN      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 340        MI      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 342        MI      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 344        MI      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 346        MI      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 348        MI      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 350        WI      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 352        WI      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 354        WI      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 356        WI      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 358        IL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 360        IL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 362        IL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 364        IL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 366        IL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 368        IL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 370        IL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 374        IL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 376        IL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                           QWEST EXPRESS
                                                    INTERSTATE TERMINATION RATES


LATA     PRIMARY                     BASE RATES - SWITCH MEETPOINT                          BASE RATES - POP MEETPOINT
          STATE        NE         MW         NW         S         SE         SW       POP NE     POP MW      POP S     POP SW
                    ----------------------------------------------------------------------------------------------------------
 420        NC      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 422        NC      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 424        NC      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 426        NC      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 428        NC      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 430        SC      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 432        SC      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 434        SC      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 436        SC      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 438        GA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 440        GA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 442        GA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 444        GA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 446        GA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 448        FL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 450        FL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 452        FL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 454        FL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 456        FL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 458        FL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 460        FL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 462        KY      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 464        KY      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 466        KY      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 468        TN      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 470        TN      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 472        TN      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 474        TN      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 476        AL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 477        AL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

[QWEST LOGO]

                                                           QWEST EXPRESS
                                                    INTERSTATE TERMINATION RATES


LATA     PRIMARY                     BASE RATES - SWITCH MEETPOINT                          BASE RATES - POP MEETPOINT
          STATE        NE         MW         NW         S         SE         SW       POP NE     POP MW      POP S     POP SW
                    ----------------------------------------------------------------------------------------------------------
 478        AL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 480        AL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 482        MS      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 484        MS      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 486        LA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 488        LA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 490        LA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 492        LA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 520        MO      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 521        MO      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 522        MO      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 524        MO      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 526        AR      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 528        AR      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 530        AR      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 532        KS      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 534        KS      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 536        OK      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 538        OK      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 540        TX      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 542        TX      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 544        TX      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 546        TX      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 548        TX      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 550        TX      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 552        TX      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 554        TX      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 556        TX      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 558        TX      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 560        TX      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                           QWEST EXPRESS
                                                    INTERSTATE TERMINATION RATES


LATA     PRIMARY                     BASE RATES - SWITCH MEETPOINT                          BASE RATES - POP MEETPOINT
          STATE        NE         MW         NW         S         SE         SW       POP NE     POP MW      POP S     POP SW
                    ----------------------------------------------------------------------------------------------------------
 674        WA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 676        WA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 720        NV      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 721        NV      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 722        CA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 724        CA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 726        CA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 728        CA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 730        CA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 732        CA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 734        CA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 736        CA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 738        CA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 740        CA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 820        PR      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 822       USVI     [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 832        AK      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 834        HI      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 836    MID/WAKE    [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 920        CT      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 921        NY      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 922        OH      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 923        OH      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 924        PA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 927        VA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 928        VA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 929        VA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 930        VA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 932        WV      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 937        IN      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                           QWEST EXPRESS
                                                    INTERSTATE TERMINATION RATES


LATA     PRIMARY                     BASE RATES - SWITCH MEETPOINT                          BASE RATES - POP MEETPOINT
          STATE        NE         MW         NW         S         SE         SW       POP NE     POP MW      POP S     POP SW
                    ----------------------------------------------------------------------------------------------------------
 562        TX      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 564        TX      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 566        TX      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 568        TX      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 570        TX      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 620        MN      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 624        MN      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 626        MN      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 628        MN      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 630        IA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 632        IA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 634        IA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 635        IA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 636        ND      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 638        ND      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 640        SD      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 644        NE      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 646        NE      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 648        MT      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 650        MT      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 652        ID      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 654        WY      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 656        CO      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 658        CO      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 660        UT      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 664        NM      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 666        AZ      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 668        AZ      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 670        OR      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 672        OR      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]



--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                           QWEST EXPRESS
                                                    INTERSTATE TERMINATION RATES


LATA     PRIMARY                     BASE RATES - SWITCH MEETPOINT                          BASE RATES - POP MEETPOINT
          STATE        NE         MW         NW         S         SE         SW       POP NE     POP MW      POP S     POP SW
                    ----------------------------------------------------------------------------------------------------------
 938        IN      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 939        FL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 949        NC      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 951        NC      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 952        FL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 953        FL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 955        AL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 956        TN      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 958        NE      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 960        ID      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 961        TX      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 963        MT      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 973        CA      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 974        NY      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 976        IL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 977        IL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 978        IL      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 980        AZ      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]
 981        AZ      [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]        [*]



--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                  [QWEST LOGO]

                                 Qwest Express
                          Intrastate Termination Rates

STATE          BASE RATES
-----          ----------
AL              [*]
AR              [*]
AZ              [*]
CA              [*]
CO              [*]
CT              [*]
DC              [*]
DE              [*]
FL              [*]
GA              [*]
IA              [*]
ID              [*]
IL              [*]
IN              [*]
KS              [*]
KY              [*]
LA              [*]
MA              [*]
MD              [*]
ME              [*]
MI              [*]
MN              [*]
MO              [*]
MS              [*]
MT              [*]
NC              [*]
ND              [*]
NE              [*]
NH              [*]
NJ              [*]
NM              [*]
NV              [*]
NY              [*]
OH              [*]
OK              [*]
OR              [*]
PA              [*]
RI              [*]
SC              [*]
SD              [*]
TN              [*]
TX              [*]
UT              [*]
VA              [*]
VT              [*]
WA              [*]
WI              [*]
WV              [*]
WY              [*]



--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

[QWEST LOGO]                                         Carrier International Rates


                                         Country                City
Country                                    Code                Code(s)                      Rate
-------                                 ----------     -------------------------          -------
Afghanistan                                  93                  N/A                      [*]

Albania                                     355                  N/A                      [*]

Algeria                                     213                  N/A                      [*]

American Samoa                              684                  N/A                      [*]

Andorra                                     376                  N/A                      [*]

Angola                                      244                  N/A                      [*]

Anguilla                                  809/264                N/A                      [*]

Antarctica (CASEY & SCOTT)                  672                  N/A                      [*]

Antigua                                   NPA 268                N/A                      [*]

Argentina                                    54                  N/A                      [*]

Argentina (Mobile)                           54        20, 21, 22, 26, 28, 30, 40         [*]

Armenia                                     374                  N/A                      [*]

Aruba                                       297                  N/A                      [*]

Ascension Island                            247                  N/A                      [*]

Australia                                    61                  N/A                      [*]

Australia (Mobile)                           61        14, 15, 16, 17, 18, 19, 4,
                                                                 500                      [*]

Austria                                      43                  N/A                      [*]

Azerbaijan                                  994                  N/A                      [*]

Azores                                      992                  N/A                      [*]

Bahamas                                   NPA 242                N/A                      [*]

Bahrain                                     973                  N/A                      [*]

Bangladesh                                  880                  N/A                      [*]

Barbados                                    246                  N/A                      [*]

Belarus                                     375                  N/A                      [*]

Belgium                                      32                  N/A                      [*]

Belgium (Mobile)                             32        16, 17, 18, 45, 47, 49, 7,
                                                       88, 90, 94, 95, 96, 98             [*]

Belize                                      501                  N/A                      [*]

Benin                                       229                  N/A                      [*]

Bermuda                                     809                  N/A                      [*]

Bhutan                                      975                  N/A                      [*]



--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.




                                                                     Exhibit B-2

[QWEST LOGO]                                         Carrier International Rates


                                         Country                City
Country                                    Code                Code(s)                      Rate
-------                                 ----------     -------------------------          -------
Bolivia                                     591                  N/A                      [*]

Bosnia & Herzegovina                        387                  N/A                      [*]

Botswana                                    267                  N/A                      [*]

Brazil                                       55                  N/A                      [*]

British Virgin Islands                      809                  N/A                      [*]

Brunei                                      673                  N/A                      [*]

Bulgaria                                    359                  N/A                      [*]

Burkina Faso                                226                  N/A                      [*]

Burundi                                     257                  N/A                      [*]

Cambodia                                    855                  N/A                      [*]

Cameroon                                    237                  N/A                      [*]

Canada (NPA 204)                             2                   N/A                      [*]

Canada (NPA 250)                             2                   N/A                      [*]

Canada (NPA 306)                             2                   N/A                      [*]

Canada (NPA 403)                             2                   N/A                      [*]

Canada (NPA 416)                             2                   N/A                      [*]

Canada (NPA 418)                             2                   N/A                      [*]

Canada (NPA 506)                             2                   N/A                      [*]

Canada (NPA 514)                             2                   N/A                      [*]

Canada (NPA 519)                             2                   N/A                      [*]

Canada (NPA 604)                             2                   N/A                      [*]

Canada (NPA 613)                             2                   N/A                      [*]

Canada (NPA 705)                             2                   N/A                      [*]

Canada (NPA 709)                             2                   N/A                      [*]

Canada (NPA 807)                             2                   N/A                      [*]

Canada (NPA 819)                             2                   N/A                      [*]

Canada (NPA 867)                             2                   N/A                      [*]

Canada (NPA 902)                             2                   N/A                      [*]

Canada (NPA 905)                             2                   N/A                      [*]

Cape Verde Islands                          238                  N/A                      [*]

Cayman Islands                            809/345                N/A                      [*]

Central African Republic                    236                  N/A                      [*]



--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

[QWEST LOGO]                                         Carrier International Rates


                                         Country                City
Country                                    Code                Code(s)                      Rate
-------                                 ----------     -------------------------          -------
Chad                                        235                  N/A                      [*]

Chile                                        56                  N/A                      [*]

Chile (Mobile)                               56                   9                       [*]

China (Mobile)                               86                13, 8, 9                   [*]

China, People's Republic of                  86                  N/A                      [*]

Christmas & Cocos Islands                   672                  N/A                      [*]

Colombia                                     57                  N/A                      [*]

Colombia (Mobile)                            57                   3                       [*]

Comoros                                     269                  N/A                      [*]

Congo, Republic of                          242                  N/A                      [*]

Cook Islands                                682                  N/A                      [*]

Costa Rica                                  506                  N/A                      [*]

Costa Rica (Mobile)                         506               283, 284, 3                 [*]

Croatia                                     385                  N/A                      [*]

Cuba                                         53                  N/A                      [*]

Cyprus                                      357                  N/A                      [*]

Czech Republic                              420                  N/A                      [*]

Denmark                                      45                  N/A                      [*]

Denmark (Mobile)                             45        20, 21, 22, 26, 28, 30, 40         [*]

Diego Garcia                                246                  N/A                      [*]

Djibouti                                    253                  N/A                      [*]

Dominica                                    809                  N/A                      [*]

Dominican Republic                          809                  N/A                      [*]

Ecuador                                     593                  N/A                      [*]

Ecuador                                     593                   9                       [*]

Egypt                                        20                  N/A                      [*]

El Salvador                                 503                  N/A                      [*]

El Salvador (Mobile)                        503                   8                       [*]

Equatorial Guinea                           240                  N/A                      [*]

Eritrea                                     291                  N/A                      [*]

Estonia                                     372                  N/A                      [*]

Ethiopia                                    251                  N/A                      [*]




--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

[QWEST LOGO]                                         Carrier International Rates


                                         Country                City
Country                                    Code                Code(s)                      Rate
-------                                 ----------     -------------------------          -------
Faeroe Islands                              298                  N/A                      [*]

Falkland Islands                            500                  N/A                      [*]

Fiji Islands                                679                  N/A                      [*]

Finland                                     358                  N/A                      [*]

France                                       33                  N/A                      [*]

France (Mobile)                              33                   6                       [*]

French Antilles (incl. Martinique)          596                  N/A                      [*]

French Guiana                               594                  N/A                      [*]

French Polynesia                            689                  N/A                      [*]

Gabon Republic                              241                  N/A                      [*]

Gambia                                      220                  N/A                      [*]

Georgia                                     995                  N/A                      [*]

Germany                                      49                  N/A                      [*]

Germany (Mobile)                             49                 16, 17                    [*]

Ghana                                       233                  N/A                      [*]

Gibraltar                                   350                  N/A                      [*]

Greece                                       30                  N/A                      [*]

Greenland                                   299                  N/A                      [*]

Grenada                                     809                  N/A                      [*]

Guadeloupe                                  590                  N/A                      [*]

Guam                                        671                  N/A                      [*]

Guantanamo Bay                               53                  N/A                      [*]

Guatemala                                   502                  N/A                      [*]

Guatemala (Mobile)                          502                  20                       [*]

Guinea                                      224                  N/A                      [*]

Buinea-Bissau                               245                  N/A                      [*]

Guyana                                      592                  N/A                      [*]

Haiti                                       509                  N/A                      [*]

Honduras                                    504                  N/A                      [*]

Hong Kong                                   852                  N/A                      [*]

Hong Kong (Mobile)                          852        1, 2, 812, 819, 821, 9             [*]

Hungary                                      36                  N/A                      [*]


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                     Carrier International Rates


                                         Country                City
Country                                    Code                Code(s)                      Rate
-------                                 ----------     -------------------------          -------
Iceland                                     354                  N/A                      [*]

India                                        91                  N/A                      [*]

India (Mobile)                               91                   98                      [*]

Indonesia                                    62                  N/A                      [*]

INMARSAT Atlantic East                       871                 N/A                      [*]

INMARSAT Atlantic West                      874                  N/A                      [*]

INMARSAT Indian                             873                  N/A                      [*]

INMARSAT Pacific                            872                  N/A                      [*]

Iran                                         98                  N/A                      [*]

Iraq                                        964                  N/A                      [*]

Ireland                                     353                  N/A                      [*]

Ireland (Mobile)                            353                    8                      [*]

Israel                                      972                  N/A                      [*]

Israel (Mobile)                             972                    5                      [*]

Italy/Vatican City                           39                  N/A                      [*]

                                                    330, 335, 336, 337, 338,
Italy/Vatican City (Mobile)                  39        347, 348, 360, 368                 [*]

Ivory Coast                                 225                  N/A                      [*]

Jamaica                                   809/876                N/A                      [*]

Japan                                        81                  N/A                      [*]

                                                    10, 20, 30, 31, 40, 50, 60,
Japan (Mobile)                               81            61, 70, 80, 90                 [*]

Jordan                                      962                  N/A                      [*]

Jordan (Mobile)                             962                   79                      [*]

Kazakhstan                                    7         310-318, 320-330, 336             [*]

Kenya                                       254                  N/A                      [*]

Kiribati                                    686                  N/A                      [*]

Korea, North                                850                  N/A                      [*]

Korea, South                                 82                  N/A                      [*]

Korea, South (Mobile)                        82                    1                      [*]

Kuwait                                      965                  N/A                      [*]

Kuwait (Mobile)                             965                    9                      [*]

Kyrgystan                                 7 or 996               N/A                      [*]


-----------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                     Carrier International Rates


                                         Country                City
Country                                    Code                Code(s)                      Rate
-------                                 ----------     -------------------------          -------
Kyrgyzstan (Mobile)                      7 or 996      31, 32, 34, 35, 36, 37, 39         [*]

Laos                                        856                  N/A                      [*]

Latvia                                      371                  N/A                      [*]

Lebanon                                     961                  N/A                      [*]

Lebanon (Mobile)                            961                    3                      [*]

Lesotho                                     266                  N/A                      [*]

Liberia                                     231                  N/A                      [*]

Libya                                       218                  N/A                      [*]

Liechtenstein                                41                   75                      [*]

Lithuania                                   370                  N/A                      [*]

Luxembourg                                  352                  N/A                      [*]

Macau                                       853                  N/A                      [*]

Macedonia                                   389                  N/A                      [*]

Madagascar                                  261                  N/A                      [*]

Malawi                                      265                  N/A                      [*]

Malaysia                                     60                  N/A                      [*]

Maldives                                    960                  N/A                      [*]

Mali Republic                               223                  N/A                      [*]

Malta                                       356                  N/A                      [*]

Marshall Islands                            692                  N/A                      [*]

Mauritania                                  222                  N/A                      [*]

Mauritius                                   230                  N/A                      [*]

Mayotte Island                              269                  N/A                      [*]

Mexico - Rate Step 1                        N/A                  N/A                      [*]

Mexico - Rate Step 2                        N/A                  N/A                      [*]

Mexico - Rate Step 3                        N/A                  N/A                      [*]

Mexico - Rate Step 4                        N/A                  N/A                      [*]

Mexico - Rate Step 5                        N/A                  N/A                      [*]

Mexico - Rate Step 6                        N/A                  N/A                      [*]

Mexico - Rate Step 7                        N/A                  N/A                      [*]

Mexico - Rate Step 8                        N/A                  N/A                      [*]

Micronesia                                  691                  N/A                      [*]



--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                     Carrier International Rates


                                         Country                City
Country                                    Code                Code(s)                      Rate
-------                                 ----------     -------------------------          -------
Moldova                                     373                  N/A                      [*]

Monaco                                      377                  N/A                      [*]

Mongolia                                    976                  N/A                      [*]

Montserrat                                  664                  N/A                      [*]

Morocco                                     212                  N/A                      [*]

Mozambique                                  258                  N/A                      [*]

Myanmar (Formerly Burma)                     95                  N/A                      [*]

Namibia                                     264                  N/A                      [*]

Nauru                                       674                  N/A                      [*]

Nepal                                       977                  N/A                      [*]

Netherlands                                  31                  N/A                      [*]

Netherlands (Mobile)                         31                  6, 9                     [*]

Netherlands Antilles                        599                  N/A                      [*]

Nevis                                       869                  N/A                      [*]

New Caledonia                               687                  N/A                      [*]

New Zealand                                  64                  N/A                      [*]

New Zealand (Mobile)                         64        21, 22, 23, 24, 25, 26, 29,
                                                                 8, 900                   [*]

Nicaragua                                   505                  N/A                      [*]

Niger Republic                              227                  N/A                      [*]

Nigeria                                     234                  N/A                      [*]

Niue                                        683                  N/A                      [*]

Norfolk Island                              672                  N/A                      [*]

Northern Mariana Islands                    670                  N/A                      [*]

Norway                                       47                  N/A                      [*]

Norway (Mobile)                              47               90, 92, 94                  [*]

Oman                                        968                  N/A                      [*]

Pakistan                                     92                  N/A                      [*]

Palau, Republic of                          680                  N/A                      [*]

Panama, Republic of                         507                  N/A                      [*]

Papua New Guinea                            675                  N/A                      [*]

Paraguay                                    595                  N/A                      [*]

Peru                                         51                  N/A                      [*]



--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                     Carrier International Rates


                                         Country                City
Country                                    Code                Code(s)                      Rate
-------                                 ----------     -------------------------          -------
Peru (Mobile)                                51                   9                       [*]

Philippines                                  63                  N/A                      [*]

Poland                                       48                  N/A                      [*]

Portugal                                    351                  N/A                      [*]

Qatar                                       974                  N/A                      [*]

Reunion Island                              262                  N/A                      [*]

Romania                                      40                  N/A                      [*]

Russia (Moscow only)                          7                  095                      [*]

Russia (Non-Moscow)                           7                  N/A                      [*]

Rwanda                                      250                  N/A                      [*]

San Marino                                  378                  N/A                      [*]

Sao Tome                                    239                  N/A                      [*]

Saudi Arabia                                966                  N/A                      [*]

Senegal Republic                            221                  N/A                      [*]

Seychelles Islands                          248                  N/A                      [*]

Sierra Leone                                232                  N/A                      [*]

Singapore                                    65                  N/A                      [*]

Slovak Republic                             421                  N/A                      [*]

Slovenia                                    386                  N/A                      [*]

Solomon Islands                             677                  N/A                      [*]

Somalia                                     252                  N/A                      [*]

South Africa                                 27                  N/A                      [*]

Spain                                        34                  N/A                      [*]

Spain (Mobile)                               34                    6                      [*]

Sri Lanka                                    94                  N/A                      [*]

St. Helena                                  290                  N/A                      [*]

St. Kitts                                   869                  N/A                      [*]

St. Lucia                                   758                  N/A                      [*]

St. Pierre/Miquelon                         508                  N/A                      [*]

St. Vincent/Grenadines                      809                  N/A                      [*]

Sudan                                       249                  N/A                      [*]

Suriname                                    597                  N/A                      [*]



--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                     Carrier International Rates


                                         Country                City
Country                                    Code                Code(s)                      Rate
-------                                 ----------     -------------------------          -------
Swaziland                                   268                  N/A                      [*]

Sweden                                       46                  N/A                      [*]

Sweden (Mobile)                              46               10, 70, 73                  [*]

Switzerland                                  41                  N/A                      [*]

Switzerland (Mobile)                         41        20, 40, 70, 74, 77, 79, 89         [*]

Syrian Arab Republic                        963                  N/A                      [*]

Taiwan (Mobile)                             886                   9                       [*]

Taiwan, Republic of China                   886                  N/A                      [*]

Tajikistan                                    7          364, 377, 379, 431, 433          [*]

Tanzania                                    255                  N/A                      [*]

Thailand                                     66                  N/A                      [*]

Togo                                        228                  N/A                      [*]

Tokelau                                     690                  N/A                      [*]

Tonga Islands                               676                  N/A                      [*]

Trinidad & Tobago                           809                  N/A                      [*]

Tunisia                                     216                  N/A                      [*]

Turkey                                       90                  N/A                      [*]

Turkey (Mobile)                              90                   5                       [*]

Turkmenistan                             7 or 993                N/A                      [*]

Turks & Calcos                            809/868                N/A                      [*]

Tuvalu                                      688                  N/A                      [*]

Uganda                                      256                  N/A                      [*]

Ukraine                                     380                  N/A                      [*]

United Arab Emirates                        971                  N/A                      [*]

United Kingdom                              44                   N/A                      [*]

United Kingdom (Mobile)                     44        0, 2, 3, 4, 5, 6, 7, 8, 9           [*]

Uruguay                                     598                  N/A                      [*]

Uzbekistan                               7 or 998                                         [*]

Vanuatu, Republic of                        678                  N/A                      [*]

Venezuela                                    58                  N/A                      [*]

Venezuela (Mobile)                           58                 14, 16                    [*]


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

[QWEST LOGO]                                         Carrier International Rates


                                         Country                City
Country                                    Code                Code(s)                      Rate
-------                                 ----------     -------------------------          -------
Vietnam                                      8                   N/A                      [*]

Wallis & Futuna Islands                     681                  N/A                      [*]

Western Samoa                               685                  N/A                      [*]

Yemen Arab Republic                         967                  N/A                      [*]

Yemen Democratic Republic                   969                  N/A                      [*]

Yugoslavia (Incl. Serbia)                   381                  N/A                      [*]

Zaire, Republic of                          243                  N/A                      [*]

Zambia                                      260                  N/A                      [*]

Zimbabwe                                    263                  N/A                      [*]


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                  SCHEDULE B-3
                               SERVICE DESCRIPTION
                       QWEST EXPRESS 8XX TRANSPORT SERVICE

1.      GENERAL

1.1 Interstate rates are per Local Access and Transport Area (LATA) and are for LATA-wide origination. Rates shown in the attached Rate Exhibit are shown in terms of full minutes and are billed in six (6) second increments. All calls will be billed a minimum of $.01.

2.      CUSTOMER AS RESPONSIBLE ORGANIZATION ("RESP ORG")

2.1 Customer agrees to be responsible for or act as RESP ORG, to manage and administer their records in the 8XX Service Management System. Customer's responsibilities shall be limited to coordinating data entry, record change, trouble acceptance, referral and/or clearance. As RESP ORG, Customer will also provide coordination to provision, maintain, and test 8XX Data Base ("DB") service between various entities, such as:
        Local Exchange Carriers ("LECs"), Interexchange Carriers ("IXCs"), Number Administration and Service Center ("NASC"), and the Service Management System ("SMS").

3.      RBOC-ITC" SURCHARGE

3.1 Customer will maintain at least 80% of the traffic comprising Customer's 800 Origination Service for origination in a Tandem owned and operated by a Regional Bell Operating Company (RBOC) and subject to such RBOC's tariffed access charges. Qwest will have the right to apply a [*] per minute of use surcharge to the number of minutes by which Non-RBOC Originating minutes exceed 20% of total monthly Origination service minutes. Qwest will not consider traffic originating in Customer areas where Customer is providing local access service in the Non-Bell usage surcharge calculation, provided, Customer is equal to or below LEC access tariff pricing in such Customer areas. For the purposes of automating the billing of the surcharge, the OCN number of the originating carrier will be used. OCN numbers of 9000 and above are classified as RBOC; and OCN numbers less than 9000 are classified as "ITC", or Non-RBOC.

4.      LIABILITY

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                              Qwest Communications
                          Confidential and Proprietary

4.1 Without limiting the TSA, Qwest shall not be liable for any act or omission of the Number Administration and Service Center (NASC), other Responsible Organizations (RESP ORGs), or any other carrier providing a portion of the Service.

4.2 Without limiting the TSA, Qwest shall not be liable for any loss or damage sustained by Customer, its 800 subscriber or any third party by reason of defects or malfunctions in the hardware or software provided by NASC, or by reason of errors made by NASC in connection with the Service Management System (SMS)/800.

4.3 Without limiting the TSA, Qwest shall not be liable for any loss or damage sustained by Customer, its 800 subscriber or any third party by reason of defects or malfunctions in any Qwest Service Management System
        (QSMS), Service Control Point (SCP), Service Transfer Point (STP), or Service Switch Point (SSP), or any other facilities, hardware or software not directly under Qwest's control.

4.4 Without limiting the TSA, Qwest shall not be liable for any loss of revenue or profit by Customer or its 800 subscriber or for any loss or damage arising out of this TSA or out of the use of the SMS/800 or any of the services provided under this TSA by any person, whether arising in contract, tort (including, without limitation, negligence or strict liability) or otherwise and whether or not informed of the possibility of such damages in advance.

5.      INDEMNIFICATION

5.1 Without limiting the TSA, Qwest shall be indemnified, defended and held harmless by Customer against any third party claim, loss or damage arising from the use of services offered under this TSA, involving: claims for libel, slander, invasion of privacy or infringement of copyright arising from Customer's or its 800 subscriber's own communications, except to the extent such claim, loss or damage is caused by Qwest's willful misconduct or gross negligence.

6.      CARRIER INTEREXCHANGE CODE (CIC) CONFIDENTIALITY

6.1 Qwest's CIC map and underlying provider is Qwest's propriety information and shall be kept in the strictest of confidence by Customer and shall not be used or disclosed by Customer except as necessary to carry out the intent of this TSA.

7.      CUSTOMER OBLIGATIONS FOR RELEASE OF QWEST CIC INFORMATION



                              Qwest Communications
                          Confidential and Proprietary

7.1 Notwithstanding anything herein to the contrary, and provided Customer is not in default of any obligation hereunder, Customer may provide Qwest's CIC map or a portion thereof to a RESP ORG if Customer fully complies with all of the following conditions:

7.2     Customer shall obtain Qwest's prior written consent.

7.3 No more than one SMS record in which any portion of Qwest's CIC map is referenced shall be created.

7.4 Customer shall ensure that the SMS record will be applied by the RESP ORG consistently to all 800 numbers under its control whenever Qwest has transport responsibility.

7.5 Customer shall cause the RESP ORG to notify Qwest of the assignment of the applicable record and Customer shall ensure such record is not implemented without Qwest's approval.

7.6 Customer shall be ready to accept traffic prior to submitting to Qwest an order to turn up 800 Service.

7.7 Customer shall be responsible for all costs in connection with updating or changing the applicable SMS record in the event Qwest changes its mapping.

7.8 Customer shall ensure that the RESP ORG completes such changes within sixty (60) days of Qwest's notification to Customer of any such change.

8.      CUSTOMER OBLIGATIONS FOR USE OF ALTERNATE CIC MAP

8.1 Customer shall ensure that no CICs other than Customer's will be used in conjunction with Qwest's CIC without ten (10) days prior written notification to Qwest. Qwest reserves the right to not approve of a change to a CIC other than Customer's or Qwest's. Customer understands that it will be responsible for all usage associated with traffic related to an 8XX number that Qwest refused to approve for a CIC change if the call is carried on Qwest's network.

8.2 Customer shall not enter into any arrangement with a third party for the provision or carriage of any component of any 800 traffic transported by Qwest.



                              Qwest Communications
                          Confidential and Proprietary

8.3 Customer shall promptly and accurately perform all Qwest requested changes to its CIC map. Customer shall be responsible for all costs resulting from its failure to comply with this provision.

8.4     Qwest provides CIC mapping at the LATA level only.

8.5 Where Customer chooses to select itself for 800 origination in a particular LATA, Customer must provide complete LATA coverage.


8.6 ALL TOLL-FREE CALLS ORIGINATING FROM A PAY-PHONE WILL INCUR A PER-CALL SURCHARGE OF [*] AS DEFINED IN SECTION 9.2 OF SCHEDULE B-3. SUCH CHARGES WILL NOT RECEIVE THE VOLUME DISCOUNTS LISTED IN SCHEDULE B-8.


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.



                              Qwest Communications
                          Confidential and Proprietary

                                  [QWEST LOGO]


                         QWEST EXPRESS 8XX ORIGINATION

---------------------------------------------------------------------------------------------------------------------
LATA    PRIMARY                  BASE RATES - SWITCH MEETPOINT                       BASE RATES - POP MEETPOINT
         STATE       ATL        MW        NW         S        SE        SW      POP ATL   POP MW     POP S    POP SW
                   --------------------------------------------------------------------------------------------------
120       ME       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
122       NH       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
124       VT       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
126       MA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
128       MA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
130       RI       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
132       NY       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
133       NY       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
134       NY       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
136       NY       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
138       NY       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
140       NY       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
220       NJ       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
222       NJ       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
224       NJ       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
226       PA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
228       PA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
230       PA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
232       PA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
234       PA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
236       DC       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
238       MD       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
240       MD       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
242       MD       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
244       VA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
246       VA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
248       VA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
250       VA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
252       VA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
254       WV       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------



--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.


                                                                     EXHIBIT B-3

                                  [QWEST LOGO]


                         QWEST EXPRESS 8XX ORIGINATION

---------------------------------------------------------------------------------------------------------------------
LATA    PRIMARY                  BASE RATES - SWITCH MEETPOINT                       BASE RATES - POP MEETPOINT
         STATE       ATL        MW        NW         S        SE        SW      POP ATL   POP MW     POP S    POP SW
                   --------------------------------------------------------------------------------------------------
256       WV       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
320       OH       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
322       OH       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
324       OH       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
325       OH       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
326       OH       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
328       OH       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
330       IN       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
332       IN       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
334       IN       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
336       IN       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
338       IN       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
340       MI       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
342       MI       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
344       MI       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
346       MI       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
348       MI       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
350       WI       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
352       WI       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
354       WI       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
356       WI       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
358       IL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
360       IL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
362       IL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
364       IL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
366       IL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
368       IL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
370       IL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
374       IL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
376       IL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
420       NC       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                  [QWEST LOGO]


                         QWEST EXPRESS 8XX ORIGINATION

---------------------------------------------------------------------------------------------------------------------
LATA    PRIMARY                  BASE RATES - SWITCH MEETPOINT                       BASE RATES - POP MEETPOINT
         STATE       ATL        MW        NW         S        SE        SW      POP ATL   POP MW     POP S    POP SW
                   --------------------------------------------------------------------------------------------------
422       NC       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
424       NC       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
426       NC       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
428       NC       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
430       SC       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
432       SC       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
434       SC       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
436       SC       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
438       GA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
440       GA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
442       GA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
444       GA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
446       GA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
448       FL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
450       FL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
452       FL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
454       FL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
456       FL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
458       FL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
460       FL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
462       KY       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
464       KY       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
466       KY       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
468       TN       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
470       TN       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
472       TN       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
474       TN       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
476       AL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
477       AL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
478       AL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
480       AL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                  [QWEST LOGO]


                         QWEST EXPRESS 8XX ORIGINATION

---------------------------------------------------------------------------------------------------------------------
LATA    PRIMARY                  BASE RATES - SWITCH MEETPOINT                       BASE RATES - POP MEETPOINT
         STATE       ATL        MW        NW         S        SE        SW      POP ATL   POP MW     POP S    POP SW
                   --------------------------------------------------------------------------------------------------
482       MS       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
484       MS       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
486       LA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
488       LA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
490       LA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
492       LA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
520       MO       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
521       MO       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
522       MO       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
524       MO       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
526       AR       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
528       AR       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
530       AR       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
532       KS       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
534       KS       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
536       OK       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
538       OK       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
540       TX       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
542       TX       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
544       TX       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
546       TX       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
548       TX       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
550       TX       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
552       TX       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
554       TX       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
556       TX       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
558       TX       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
560       TX       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
562       TX       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
564       TX       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
566       TX       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
---------------------------------------------------------------------------------------------------------------------


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                  [QWEST LOGO]


                         QWEST EXPRESS 8XX ORIGINATION

---------------------------------------------------------------------------------------------------------------------
LATA    PRIMARY                  BASE RATES - SWITCH MEETPOINT                       BASE RATES - POP MEETPOINT
         STATE       ATL        MW        NW         S        SE        SW      POP ATL   POP MW     POP S    POP SW
                   --------------------------------------------------------------------------------------------------
568       TX       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
570       TX       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
620       MN       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
624       MN       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
626       MN       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
628       MN       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
630       IA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
632       IA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
634       IA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
635       IA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
636       ND       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
638       ND       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
640       SD       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
644       NE       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
646       NE       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
648       MT       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
650       MT       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
652       ID       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
654       WY       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
656       CO       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
658       CO       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
660       UT       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
664       NM       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
666       AZ       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
668       AZ       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
670       OR       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
672       OR       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
674       WA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
676       WA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
720       NV       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
721       NV       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                  [QWEST LOGO]


                         QWEST EXPRESS 8XX ORIGINATION

---------------------------------------------------------------------------------------------------------------------
LATA    PRIMARY                  BASE RATES - SWITCH MEETPOINT                       BASE RATES - POP MEETPOINT
         STATE       ATL        MW        NW         S        SE        SW      POP ATL   POP MW     POP S    POP SW
                   --------------------------------------------------------------------------------------------------
722       CA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
724       CA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
726       CA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
728       CA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
730       CA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
732       CA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
734       CA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
736       CA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
738       CA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
740       CA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
820       PR       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
822      USVI      [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
832       AK       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
834       HI       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
836    MID/WAKE    [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
920       CT       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
921       NY       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
922       OH       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
923       OH       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
924       PA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
927       VA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
928       VA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
929       VA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
930       VA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
932       WV       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
937       IN       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
938       IN       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
939       FL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
949       NC       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
951       NC       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
952       FL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

[QWEST LOGO]


                         QWEST EXPRESS 8XX ORIGINATION

---------------------------------------------------------------------------------------------------------------------
LATA    PRIMARY                  BASE RATES - SWITCH MEETPOINT                       BASE RATES - POP MEETPOINT
         STATE       ATL        MW        NW         S        SE        SW      POP ATL   POP MW     POP S    POP SW
                   -------------------------------------------------------------------------------------------------
953       FL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
955       AL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
956       TN       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
958       NE       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
960       ID       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
961       TX       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
963       MT       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
973       CA       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
974       NY       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
976       IL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
977       IL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
978       IL       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
980       AZ       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
981       UT       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
                   --------------------------------------------------------------------------------------------------
CANADA   N/A       [*]        [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]       [*]
---------------------------------------------------------------------------------------------------------------------



--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                  SCHEDULE B-4
                               SERVICE DESCRIPTION
                             QWEST SWITCHLESS RESALE


1.      SCOPE OF AGREEMENT

1.1 Qwest will provide to Customer and Customer will purchase from Qwest certain Qwest domestic and international long distance services described in the Exhibits hereto ("Switchless Reseller Service(s)") provided pursuant to Qwest/LCI Tariff F.C.C. No. 1, Qwest/LCI Tariff F.C.C. No. 2, and applicable state tariffs (collectively, "Tariff(s)"), which are on file with the Federal Communications Commission ("FCC") and applicable state regulatory bodies. The Tariffs may be modified from time to time by Qwest in accordance with law and thereby affect the Service(s) furnished Customer. To the extent applicable to the furnishing of Qwest Services hereunder, the Tariff, as amended from time to time, is hereby incorporated herein and made a part hereof, except that the following terms and conditions shall supplement or, to the extent inconsistent, supersede Tariff terms and conditions and shall remain in effect throughout the service term, as hereinafter defined.

1.2 Customer shall pay all applicable federal, state and local taxes and surcharges unless and until Customer submits valid tax exemption certificates for an applicable tax. Credits or refunds of tax payments will not be issued to Customer for usage prior to the submission of tax exemption certificates.

2.      CUSTOMER SERVICE AND BILLING

2.1 Customer acknowledges and agrees that it shall provide all billing, inquiry, and customer service to End-Users. Qwest shall only be obligated to provide customer service to Customer.

2.2 Customer acknowledges that it may not withhold any sums invoiced by Qwest for actual calls made by Customer including, without limitation, calls made by Customer's End Users and/or unauthorized third parties (e.g., fraudulent calls) and charges to Customer's Qwest account(s).



                              Qwest Communications
                          Confidential and Proprietary

3.      PIC AUTHORIZATIONS

        Customer shall obtain a signed or verbal interexchange carrier ("PIC") authorization with true third party verification and archived recordings according to state or FCC guidelines for each ANI ordered by Customer. Upon an oral or written request by Qwest, Customer shall immediately produce a copy of the written or verbal authorization. Qwest reserves the right not to process or turn up ANIs until Customer has produced appropriate written or verbal authorizations requested by Qwest. If Customer does not comply with the request for PIC authorizations, Qwest reserves the right not to accept additional ANIs until Customer complies.

3.1 If Customer elects to provide only direct dial (or so-called "1+") services, and Qwest will act as the interexchange carrier ("IXC") for operator-assisted (or so-called "0+") traffic generated by Customer's end users, Customer agrees where appropriate to inform its end-users that it:

        ~ designates Qwest as its primary carrier for 0+ operator assisted intraLATA long distance services;"

        ~ designates Qwest as its primary carrier for 0+ operator assisted interLATA long distance services;" or

        ~ designates Qwest as its primary carrier for 0+ operator assisted intraLATA and interLATA long distance services."

3.2 In the event a LEC or any regulatory entity assesses Qwest any charge, fine, forfeiture, or fee for improper or inadequate PIC authorizations relating to Customer's service, Customer shall promptly reimburse Qwest for all such charges plus an Qwest management fee of [*] per ANI ordered by Customer that is deemed to lack proper service authorization or PIC verification.

3.3 Upon the request of Qwest, Customer shall promptly provide to Qwest or the LEC, at Customer's expense, any documentation required by the LEC regarding PIC selections or authorizations from Customer's End Users. In addition, Customer shall promptly and in good faith cooperate with Qwest and all LECs in investigating and attempting to resolve all PIC selection and authorization disputes.

4.      REPORTING REQUIREMENTS

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                              Qwest Communications
                          Confidential and Proprietary

4.1 Where reporting obligations or requirements are imposed upon Qwest by any third party or regulatory agency that can be satisfied by Customer, Customer agrees to comply with such requirements and obligations and to hold Qwest harmless for any failure of compliance with any such requirement or obligation.

5.      GOVERNING LAW, CERTIFICATIONS AND WARRANTIES

5.1 Customer understands that Qwest, in conducting its business in the manner set forth herein, is subject to the Communications Act of 1934, as amended, and as interpreted and applied by the Federal Communications Commission. All terms of this TSA not subject to the Communications Act of 1934 as amended and as interpreted and applied by the Federal Communications Commission will be interpreted according to New York law, without regard to its conflicts of law provisions. Any cause of action Customer may have with respect to a breach of this TSA must be commenced within one (1) year after the claim or cause of action arises or such claim or cause of action is barred.

5.2 If service is provided solely within a single state in a manner which subjects the Service to regulation by such state, then the terms and conditions of such Service and of terminating switched services provided under this TSA shall be subject to such regulations and to any amendment to this TSA relating thereto which is delivered by Qwest to Customer. Customer shall have the right to terminate this TSA within ten (10) days of receipt of such amendment without further liability hereunder.

5.3 Customer certifies and warrants that it is in compliance with and will continue to be in compliance with all international, federal, state and local laws and regulations relating to its performance under this Agreement. Customer is solely responsible for obtaining all licenses, approvals, and regulatory authority for its operation and the provision of services to its customers ("End Users"). Any breach of the obligations of Customer under this Section shall be a material breach of this Agreement. If Customer does not comply with this Section, in addition to any remedies available to Qwest at law or in equity, Qwest, in its sole discretion, may elect to decline to accept additional orders under this Agreement or may immediately terminate this Agreement without further liability or obligation to Customer.

6.      CANCELLATION, BLOCKING AND DISCONNECT OF SERVICE



                              Qwest Communications
                          Confidential and Proprietary

6.1 Without affecting Customer's minimum usage or other obligations herein, Customer may cancel, disconnect, or terminate a portion of the Service when Customer's End User has provided a new PIC authorization to another carrier. Customer shall be financially responsible for Service provided under this Agreement until such time that the new PIC change is implemented. In the event Customer requests that an ANI be blocked from Qwest Services, Customer must certify that the request for blocking is due to an End User account being past due and delinquent and the End User has been properly notified.

7.      NON-BELL USAGE SURCHARGE

7.1 Customer will originate at least 80% of Customer's total usage of the Service in a tandem owned and operated by a Regional Bell Operating Company (RBOC) and subject to such RBOC's tariffed access charges. Qwest will apply a surcharge of [*] per minute of use to the number of minutes by which Non-RBOC originations exceed 20% of Customer's total usage of the Service. Qwest will not consider traffic originating in Customer areas where Customer is providing local access service in the Non-Bell usage surcharge calculation, provided, Customer is equal to or below LEC access tariff pricing in such Customer areas.

8.      RATING INCREMENTS

8.1 Interstate rates are per state and are for state-wide calling. The applicable continental US Interstate rate is determined based upon the originating state of an outbound call or based upon the terminating state of a toll-free inbound call. Intrastate rates are per State and are for State-wide termination. Domestic rates shown in the ReQwest Interstate and Intrastate Rate Exhibits are shown in terms of full minutes and are billed in [*] second increments.

8.2 International rates are per country and are for country-code wide termination. International rates shown in the ReQwest International Rate Exhibit, with the exception of Mexican rates, are shown in terms of a rate per minute and are billed in [*] second increments, with an initial [*] second increment. Mexican calls are billed in full minute (60 seconds) increments. Directory Assistance calls are billed on a per-call basis.

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                              Qwest Communications
                          Confidential and Proprietary

8.3 Calling Card rate billing increments vary by originating and terminating points of the call and are listed in the Calling Card rate exhibit.

8.4 Rates shown in the ReQwest Rate Exhibits are Base Rates. Discounts, if any, pursuant to the below Discounts Section and Discount Schedule.

8.5 Qwest reserves the right to charge excessive quantities (i.e. 10% of Customer's total calls) of short duration calls (i.e. calls under [*] in length) a minimum of [*] per answered call.

9.      TOLL FREE SERVICES PORTABILITY

9.1 Qwest will provide toll free inbound services to End Users desiring to keep their current toll free number providing the End User signs a Letter of Agency designating Qwest as the Responsible Organization for the toll free number

9.2 Qwest will train the Customer on the proper procedures and documentation required for toll free portability.

9.3 Qwest will provide to Reseller Responsible Organization Service and will charge the following rates: Monthly Recurring Charge(s)

        ~  Number Storage Charge:           [*] per toll free number

        ~  Search/Reservation:              No Charge

        ~  SMS Data Base Administration:    No Charge

10.     PICC, PAYPHONE COMPENSATION, AND OTHER REGULATORY REFORM RELATED
        SURCHARGES

10.1 As a result of regulatory reform, certain government subsidies and other government-imposed charges previously collected through local exchange access usage rates are assessed directly upon interexchange carriers on a per-line or per-call basis. The following flat rate charges may apply to Customer's total charges as a result, and Customer agrees to be responsible for paying for such fees. These charges will be

-----------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.


                              Qwest Communications
                          Confidential and Proprietary
        itemized on the customer's bill and are in addition to the rates for services described in the Rates and Discounts portion of Schedule B-3.1.

10.2 Payphone Compensation Surcharge: [*] per payphone originated, completed call will be assessed.

10.3 PICC (Primary Interexchange Carrier Charge): A fee per line presubscribed to Qwest/LCI that may vary as follows, depending upon line type. These charges are subject to change.

        ~  [*] for each Single Line Business and Primary Residential line

        ~  [*] for each Subsequent Residential line.

        ~  [*] for each Multi-Line Business line.

11.     PROJECT ACCOUNT CODES (PAC)

11.1 Qwest will provide Project Account Codes for use with Outbound and toll free inbound services to Customer at the following rates: Outbound PAC (charges are per account):

        ~  Non-Verified PAC set up:                       [*]

        ~  Verified PAC set up:                           [*]

        ~  Non-Verified PAC Monthly Recurring Charges:    [*]

        ~  Verified PAC Monthly Recurring Charges:        [*]

11.2    Toll Free PAC (charges are per toll free number):

        ~  Non-Verified PAC set up:                       [*]

        ~  Verified PAC set up:                           [*]

        ~  Non-Verified PAC Monthly Recurring Charges:    [*]

        ~  Verified PAC Monthly Recurring Charges:        [*]

11.3 Customer agrees to be responsible for such charges and to pay for such charges within thirty (30) calendar days of Qwest's invoice setting forth such charges.

12.     CALLING CARD SERVICES

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                              Qwest Communications
                          Confidential and Proprietary

12.1 Qwest Reseller Calling Card Service offers domestic-to-domestic, domestic-to-international and international origination calling card service from certain countries with the use of a fourteen digit authorization code, consisting of 10 digits plus a 4 digit PIN. Customer shall request the provision, and Qwest shall provide, the Reseller Calling Card Service, through and in accordance with the completion and submission of Qwest's Calling Card Order Form and order procedures in effect, as may be changed from time to time.

12.2 Qwest's Calling Card Service offers two options with respect to the branding of the platform, Generic Calling Card Option, and Private-Labeled Calling Card Option.

12.3 The Generic Calling Card offers no branding on the platform or in the branding of Operator Services calls. The Private Labeled version of Qwest's Calling Card Service offers branding in the Customer's name for the greeting and closing platform scripts; the request of a Toll Free access number to the platform; branding of the Operator Services greeting in the Customer's name; and routing of customer service calls to the Customer's own customer service center.

12.4 For both Calling Card Service options, the customer is responsible for all calling card production, fulfillment, billing, collections, tariffing, and fraudulent use.

12.5 CUSTOMIZED GREETING AND CLOSING MESSAGES WITH PRIVATE-LABELED CALLING CARD SERVICES. On the Private-Labeled Calling Card, the Customer will provide to Qwest a requested branded message for platform greeting and closing. These branded messages must be sent to Qwest's Account Management group on a diskette containing the two pre-recorded customized .wav files. The wav. files must meet the following specifications:

        ~       22,500 Hz, 16-bit Mono

        ~ greeting and closing message should be saved as two different files

        ~       submitted to Qwest on a 3.5" diskette

        ~       leading and trailing noise must be removed

        ~ One (1) second of silence is required in front of the message and one (1) second of silence after the message is required to allow for message queuing on the 8XX recording.



                              Qwest Communications
                          Confidential and Proprietary

        Qwest reserves the right to approve or reject Customer greeting and closing messages that are to be placed on the platform.

12.6    CUSTOMER SERVICE CALL ROUTING WITH PRIVATE-LABELED CALLING CARD SERVICES

        On the Private-Labeled Calling Card, Qwest will provide customer service routing to the Customer's Customer service line for calls originating in the Continental United States. The customer will be required to provide Qwest with the customer service routing number on the Calling Card Order Form. Three consecutive mistakes in number dialing will cause calls to be forwarded to Customer's Customer Service.

12.7 OPERATOR SERVICES BRANDING WITH PRIVATE-LABELED CALLING CARD SERVICES On the Private-Labeled Calling Card, Customers may opt to customize its operator services greeting for domestic-originated calling. Greeting content should be provided by the customer by filling out the appropriate section the Private Label Travel Card Order Form. Qwest reserves the right to approve or reject these greetings prior to submission. Dialing "0" or 15 seconds of dialing unresponsiveness by the card user will cause a call to be forwarded to operator services.

13.     CALLING CARD SERVICE CHARGES

13.1    CALLING CARD NONRECURRING CHARGES.

13.1.1 The Customer will pay a platform implementation fee of [*] per Access Number associated with the Private Labeled Calling Card option to Qwest in accordance with the agreed-upon payment terms and conditions set forth in the Agreement and the Calling Card Order Form. This charge shall be credited to subsequent Customer's invoices from Qwest once Qwest collects payment of Customer's Travel Card Usage per Access Number billing which exceeds [*].

13.1.2 Customer shall pay to Qwest a nonrefundable service fee of [*] for each Customer-initiated scripting, greeting or routing change per Access Number after Qwest`s initial set-up of the Customer Calling Card platform.

13.2    CALLING CARD OPERATOR SERVICES SURCHARGE.

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                              Qwest Communications
                          Confidential and Proprietary

13.2.1 A $1.00 per call surcharge will be applied to any call that is forwarded to Operator Services from the calling card platform for all calls originating in the Continental United States. This charge will be assessed in addition to metered charges incurred by the call.

14.     INSTALLATION AND MONTHLY CHARGES FOR DEDICATED ACCESS SERVICES

14.1 Installation and Monthly Charges associated with dedicated access services will be billed to Customer, and Customer agrees to pay within thirty (30) calendar days of the date of Qwest's invoice. These charges include those associated with local loops, CSU/DSU, channel card, T-1 centrex cards and any other equipment or services provided by Qwest in order to install, test and maintain dedicated access lines. Monthly Recurring Charges will be those normally charged to Customer unless otherwise negotiated by Qwest and customer. Installation charges will be on an individual case basis.



                              Qwest Communications
                          Confidential and Proprietary

                                    REQUEST

                        SWITCHLESS RESELLER 1+ OUTBOUND

===========================================================================
                                   1+ (OUTBOUND) BASE RATES
                            SWITCHED                     DEDICATED
STATE               INTERSTATE    INTRASTATE     INTERSTATE     INTRASTATE
                    -------------------------------------------------------
AL                     [*]            [*]            [*]            [*]
AR                     [*]            [*]            [*]            [*]
AZ                     [*]            [*]            [*]            [*]
CA                     [*]            [*]            [*]            [*]
CO                     [*]            [*]            [*]            [*]
CT                     [*]            [*]            [*]            [*]
DC                     [*]            [*]            [*]            [*]
DE                     [*]            [*]            [*]            [*]
FL                     [*]            [*]            [*]            [*]
GA                     [*]            [*]            [*]            [*]
IA                     [*]            [*]            [*]            [*]
ID                     [*]            [*]            [*]            [*]
IL                     [*]            [*]            [*]            [*]
IN                     [*]            [*]            [*]            [*]
KS                     [*]            [*]            [*]            [*]
KY                     [*]            [*]            [*]            [*]
LA                     [*]            [*]            [*]            [*]
MA                     [*]            [*]            [*]            [*]
MD                     [*]            [*]            [*]            [*]
ME                     [*]            [*]            [*]            [*]
MI                     [*]            [*]            [*]            [*]
MN                     [*]            [*]            [*]            [*]
MO                     [*]            [*]            [*]            [*]
MS                     [*]            [*]            [*]            [*]
MT                     [*]            [*]            [*]            [*]
NC                     [*]            [*]            [*]            [*]
ND                     [*]            [*]            [*]            [*]
NE                     [*]            [*]            [*]            [*]
NH                     [*]            [*]            [*]            [*]
NJ                     [*]            [*]            [*]            [*]
NM                     [*]            [*]            [*]            [*]
NV                     [*]            [*]            [*]            [*]
NY                     [*]            [*]            [*]            [*]
OH                     [*]            [*]            [*]            [*]
OK                     [*]            [*]            [*]            [*]
OR                     [*]            [*]            [*]            [*]
PA                     [*]            [*]            [*]            [*]
RI                     [*]            [*]            [*]            [*]
SC                     [*]            [*]            [*]            [*]
SD                     [*]            [*]            [*]            [*]
TN                     [*]            [*]            [*]            [*]
===========================================================================

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL               Exhibit B-4

                                    REQUEST

                        SWITCHLESS RESELLER 1+ OUTBOUND

===========================================================================
                                   1+ (OUTBOUND) BASE RATES
                            SWITCHED                     DEDICATED
STATE               INTERSTATE    INTRASTATE     INTERSTATE     INTRASTATE
                    -------------------------------------------------------
TX                     [*]            [*]            [*]            [*]
UT                     [*]            [*]            [*]            [*]
VA                     [*]            [*]            [*]            [*]
VT                     [*]            [*]            [*]            [*]
WA                     [*]            [*]            [*]            [*]
WI                     [*]            [*]            [*]            [*]
WV                     [*]            [*]            [*]            [*]
WY                     [*]            [*]            [*]            [*]
===========================================================================


Off-Shore Pricing:

===========================================================================
                                   1+ (OUTBOUND) BASE RATES
STATE                       SWITCHED                     DEDICATED
                    -------------------------------------------------------
AK                            [*]                           [*]
HI                            [*]                           [*]
PR                            [*]                           [*]
USVI                          [*]                           [*]
===========================================================================

Interstate and Intrastate calls terminating within the continental US are billed based upon originating states.

Interstate and Intrastate calls terminating "Off-Shore" are billed based upon terminating State/Region.

Interstate and Intrastate billing increments: [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.


QWEST COMMUNICATIONS PRIVILEGED AND CONFIDENTIAL               Exhibit B-4

                                  SCHEDULE B-5
                                MEET POINT CITIES

        Customer is responsible for all access and related costs of DS-0, DS-1 or DS-3 dedicated facilities to connect to Qwest's nearest applicable meet point as follows:

The "ATL", or Atlantic rates shown in the Qwest Express RBOC/ITC and Qwest Express 8XX Origination Rate Exhibits will apply for all traffic that meets the Qwest network at one of the following switch sites:

<-      111 Pavonia Ave., 7th Floor, Suite 725, JERSEY CITY, NJ 07310

<-      111 Market Place., Suite 400, BALTIMORE, MD 21202

<-      60 Hudson St., 11th Floor, NEW YORK CITY, NY 10013 (POP site that receives "switch site pricing")

The "MW", or Midwest rates shown in the Qwest Express RBOC/ITC and Qwest Express 8XX Origination Rate Exhibits will apply for all traffic that meets the Qwest network at one of the following switch sites:

<-      Doral Plaza, Suite 222A, 155 N. Michigan Ave., CHICAGO, IL 60601

<-      NBC Tower, 455 North City Front Plaza, Suite 700, CHICAGO, IL 60611

<-      Prudential Town Center, 1000 Town Center, Suite 360, SOUTHFIELD, MI
        48075

<-      8793 Fulton County Road H, DELTA, OH 43515

<-      50 Public Square, Suite 640, CLEVELAND, OH 44113

<-      180 E. Broad St., Suite B2, COLUMBUS, OH 43215

The "NW", or Northwest rates shown in the Qwest Express RBOC/ITC and Qwest Express 8XX Origination Rate Exhibits will apply for all traffic that meets the Qwest network at one of the following switch sites:

<-      2001 6th Avenue, SEATTLE, WA 98121

The "S", or South rates shown in the Qwest Express RBOC/ITC and Qwest Express 8XX Origination Rate Exhibits will apply for all traffic that meets the Qwest network at one of the following switch sites:

<-      2323 Bryan Street, Suite 770, DALLAS, TX

The "SE", or Southeast rates shown in the Qwest Express RBOC/ITC and Qwest Express 8XX Origination Rate Exhibits will apply for all traffic that meets the Qwest network at one of the following switch sites:

<-      Bank South Bldg., Suite 1910, 55 Marietta St., ATLANTA, GA 30303

<-      701 E. Trade Street, Suite D, CHARLOTTE, NC 28202



                              Qwest Communications
                          Confidential and Proprietary

<-      4895 Outland Center Drive, MEMPHIS, TN 38118

The "SW", or Southwest rates shown in the Qwest Express RBOC/ITC and Qwest Express 8XX Origination Rate Exhibits will apply for all traffic that meets the Qwest network at one of the following switch sites:

<-      624 S. Grand Ave., Suite 315, LOS ANGELES, CA 90017

<-      3040 Gold Camp Road, SACRAMENTO, CA

<-      910 15th Street, Suite 220, DENVER, CO 80202

The "POP ATL", or Atlantic POP rates shown in the Qwest Express RBOC/ITC and Qwest Express 8XX Origination Rate Exhibits will apply for all traffic that meets the Qwest network at one of the following POP sites:

<-      38th and Wyalusing Streets, PHILADELPHIA, PA

<-      1220 L Street N. W. Suite 1B, WASHINGTON, DC 20005

The "POP MW", or Midwest POP rates shown in the Qwest Express RBOC/ITC and Qwest Express 8XX Origination Rate Exhibits will apply for all traffic that meets the Qwest network at one of the following POP sites:

<-      1125 Grand Avenue, KANSAS CITY, MO

<-      900 Walnut Street, Suite 400, ST. LOUIS, MO

The "POP S", or South POP rates shown in the Qwest Express RBOC/ITC and Qwest Express 8XX Origination Rate Exhibits will apply for all traffic that meets the Qwest network at one of the following POP sites:

<-      15 West 16th Street, TULSA, OK

<-      2112 East California Street, OKLAHOMA CITY, OK

<-      777 Walker St. C-170, HOUSTON, TX

The "POP SW", or Southwest POP rates shown in the Qwest Express RBOC/ITC and Qwest Express 8XX Origination Rate Exhibits will apply for all traffic that meets the Qwest network at one of the following switch sites:

<-      4275 E. Sahara, LAS VEGAS, NV

<-      136 East South Temple, Suite 1560, SALT LAKE CITY, UT

<-      2600 N. Central, PHOENIX, AZ



                              Qwest Communications
                          Confidential and Proprietary

                                    EXHIBIT C
                                       TO
                              QWEST COMMUNICATIONS
                      TELECOMMUNICATIONS SERVICES AGREEMENT

                       Q.I/COMMERCE(TM) SERVICE AGREEMENT

This agreement ("Q.i/commerce Agreement" or "Exhibit C") is made as of March 11, 1999 March 11, 1999 between Qwest and Customer, with respect to that certain Telecommunications Services Agreement entered into between the parties, dated March 11, 1999 March 11, 1999 . This Q.i/commerce Agreement consists of this signature page, the General Terms and Conditions attached hereto and which apply to all services provided by Qwest under this Q.i/commerce Agreement, and each of the other Addenda attached hereto and identified below by checking the applicable box.

CUSTOMER ORDERS THE FOLLOWING SERVICES:  (Check Applicable Boxes)

[X] Dedicated Internet Access Service pursuant to the terms in Addendum D-1 ("DIA Pricing Schedule"), Addendum D-2 ("DIA SLA") , and Addendum D-3 ("DIA Miscellaneous").

[ ] Collocation Service pursuant to the terms in Addendum B-1 ("Collocation Pricing Schedule") and Addendum B-2 ("Collocation Terms and Conditions").

[ ] Shared Web Hosting pursuant to the terms in Addendum C-1 ("Shared Web Hosting Pricing Schedule") and Addendum C-2 ("Shared Web Hosting Terms and Conditions").

[ ] Virtual Private Data Network Service ("VPDN") pursuant to the terms in Addendum D-1 ("VPDN Pricing Schedule") and Addendum D-2 ("VPDN Terms and Conditions").

Customer and Qwest agree to the terms and conditions of this Q.i/commerce
Agreement:

Customer, Inc.:                             Qwest Communications Corporation:

By: /s/ C. G. RUDOLPH                       By: /s/ GREGORY M. CASEY
   -------------------------------             ---------------------------------

Title: Chairman & CEO                       Title: Sr. V.P. Wholesale Mkts.
      ----------------------------                ------------------------------

Date: 3-18-99                               Date: 3-22-99
     -----------------------------               -------------------------------

                          GENERAL TERMS AND CONDITIONS

These General Terms and Conditions apply to Qwest's Q.i/commerce(TM) Services and any other services acquired by Customer under this Q.i/commerce Agreement (collectively the "Services") unless an Addendum to this Q.i/commerce Agreement explicitly supercedes these General Terms and Conditions, in which event the terms of the Addendum shall govern only the services subject to that Addendum.

1. Definitions Qwest's Q.i/commerce suite is an IP-based set of products and services.

2. Rates and Charges; Payment. Customer agrees to pay all applicable rates and charges set forth on each Addendum applicable to any Services acquired hereunder. Charges shall be invoiced monthly and payment shall be due upon Customer's receipt of invoice and payable within 30 days of the date of the invoice. In the event Customer disputes any portion of an invoice, Customer shall timely pay the disputed amount and provide Qwest with all information supporting Customer's position regarding the disputed portion. Qwest shall determine in its sole judgement whether such invoiced items were erroneous, and shall issue an appropriate credit to Customer if it so determines. Customer will pay all sales and use taxes, as well as duties or levies, arising in connection with the Services.

3. Term and Termination.

3.01 This Q.i/commerce Agreement shall be effective upon Qwest's execution and shall continue for the duration of the Term of the Agreement. In the event Customer desires to terminate this Q.i/commerce Agreement in advance of the end of the Initial Term, Customer shall pay Qwest a termination fee equal to the lesser of (a) the remaining charges applicable through the end of the Initial Term as scheduled, or (b) six months of monthly recurring charges as applicable during the month previous to early termination by Customer.

3.02 In addition to the termination rights provided in Section 8, Qwest may terminate this Q.i/commerce Agreement and cease provision of any Services upon default of Customer. Default includes the failure to pay any amount when due hereunder; the filing of a petition in bankruptcy by or against Customer or Customer's inability to meet obligations when due; or failure of Customer to cure any violation (other than failure to pay) of the provisions of this Q.i/commerce Agreement within thirty (30) days notice thereof by Qwest.

3.03 In the event a law or regulatory action prohibits, substantially impairs or makes impractical the provision of any Services under this Q.i/commerce Agreement, as determined by Qwest, Qwest may terminate any Services or this Q.i/commerce Agreement upon thirty (30) days written notice to Customer.

4. Rights and Obligations of Customer.

4.01 Customer shall at its expense undertake all necessary preparations required to comply with Qwest's installation and maintenance instructions.

4.02 Customer shall comply with all policies set forth in the Internet Acceptable Use Policies attached hereto

5. Software and Documentation Provided by Qwest. Software and related documentation provided by Qwest to Customer in connection with any of the Services ("Software") is subject to the following:

5.01 In consideration for payment of any applicable charges, Customer is granted a personal, non-exclusive, non-transferable license to use the Software, in object code form only, solely in connection with the Services for Customer's internal business purposes on Customer-owned or Customer-leased equipment (the "License"). Customer shall not use the Software (i) in connection with the products or services of any third party, or (ii) to provide services for the benefit of any third party, including without limitation as a service bureau.

5.02 Customer may make one copy of the Software, other than the documentation, for archival or back-up purposes only, provided that any copyright and other proprietary rights notices are reproduced on such copy. Customer shall not make any copies of documentation provided as part of the Software.

5.03 Customer shall not: (i) attempt to reverse engineer, decompile, disassemble or otherwise translate or modify the Software in any manner; or (ii) sell, assign, license, sublicense or otherwise transfer, transmit or convey Software, or any copies or modifications thereof, or any interest therein, to any third party.

5.04 All rights in the Software, including without limitation any patents, copyrights and any other intellectual property rights therein, shall remain the exclusive property of Qwest or its licensors.

5.05 Except to the extent otherwise expressly agreed by the parties in writing, Qwest has no obligation to provide maintenance or other support of any kind for the Software, including without limitation any error corrections, updates, enhancements or other modifications.

5.06 The License shall immediately terminate upon the earlier of: (i) termination or expiration of this Q.i/commerce Agreement; (ii) termination of the Service(s) with which the Software is intended for use; or (iii) failure of Customer to comply with any provisions of this Section. Upon termination of any License, at Qwest's option, Customer shall promptly either (i) destroy all copies of the Software in its possession, or (ii) return all such copies to Qwest, and in either event provide a written officer's certification confirming the same.

6.      Equipment or Software not Provided by Qwest.

6.01 Except only as may be set forth in Addendum B-1 or B-2, Qwest shall not be responsible for the installation, operation or maintenance of equipment or software not provided by Qwest; nor shall Qwest be responsible for the transmission or reception of information by equipment or software not provided by Qwest.

6.02 Customer shall be responsible for the use and compatibility of equipment or software not provided by Qwest. In the event that Customer uses equipment or software not provided by Qwest which impairs Customer's use of any Services: (a) Customer shall nonetheless be liable for payment for all Services, including without limitation any Software, provided by Qwest, and (b) any service specifications or service levels generally applicable to the Services involved shall not apply. Upon notice from Qwest that any equipment or software not provided by Qwest is causing or is likely to cause any hazard, interference or service obstruction, Customer shall immediately eliminate the likelihood of hazard, interference or service obstruction and if Customer fails to do so, Qwest may take such action as it deems required to eliminate such hazard, interference or service obstruction.

6.03 Qwest shall not be responsible if any changes in any Services (a) cause equipment or hardware not provided by Qwest to become obsolete or to require modification or alteration, or (b) otherwise affect performance of equipment or hardware not provided by Qwest.

6.04 Qwest reserves the right to allow or refuse to allow any make, model or software revision of customer-provided equipment to be used as a gateway to any Services. Customer will cooperate with Qwest in setting the initial configuration for its equipment's interface with the Services.

6.05 Customer shall permit Qwest to access to its routers and other necessary premise equipment including, without limitation, the router's SNMP variables and configuration tables. Either Customer or Qwest shall be permitted to administer the access controls (i.e., login and password) to the router's configuration editor. Qwest will modify only that part of any Customer router configuration which controls the interface into the Qwest network used to provide any Services.

7.   Rights and Obligations of Qwest; Disclaimer of Warranties

7.01 Qwest shall operate and maintain the Services. Customer shall be responsible for providing Qwest accurate information required to install the Services. Qwest shall not be responsible for operating or maintaining software, equipment or cabling that connects equipment not provided by Qwest to the Services.
7.02 Customer agrees that Qwest and its affiliates exercise no control whatsoever over the merchandise, information and services offered or made available or accessible on the Internet. Customer further agrees that Qwest has no obligation to monitor the Services. CUSTOMER ASSUMES TOTAL RESPONSIBILITY AND RISK FOR CUSTOMER'S USE AND AUTHORIZED USERS' USE OF THE SERVICES, SOFTWARE, AND THE INTERNET. NEITHER QWEST NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR ENDORSEMENTS WHATSOEVER INCLUDING, WITHOUT LIMITATION, WARRANTIES OF TITLE OR NONINFRINGEMENT, OR THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH REGARD TO ANY MERCHANDISE, INFORMATION OR SERVICE PROVIDED THROUGH THE INTERNET, OR ANY TRANSACTIONS CONDUCTED ON THE INTERNET, AND NEITHER QWEST OR ITS AFFILIATES SHALL BE LIABLE FOR ANY COST OR DAMAGE ARISING EITHER DIRECTLY OR INDIRECTLY FROM ANY SUCH USE OR TRANSACTION.

7.03 CUSTOMER UNDERSTANDS AND AGREES FURTHER THAT THE INTERNET CONTAINS UNEDITED MATERIALS SOME OF WHICH ARE SEXUALLY EXPLICIT OR MAY BE OFFENSIVE TO SOME PEOPLE. CUSTOMER AND CUSTOMER'S AUTHORIZED USERS ACCESS SUCH MATERIALS AT CUSTOMER'S OWN RISK. QWEST HAS NO CONTROL OVER AND ACCEPTS NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR SUCH MATERIALS.

7.04 THE SERVICES AND SOFTWARE ARE PROVIDED ON AN "AS IS" AND "AS AVAILABLE" BASIS WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF TITLE, NONINFRINGEMENT OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NO ADVICE OR INFORMATION GIVEN BY QWEST, ITS AFFILIATES OR ITS CONTRACTORS OR THEIR RESPECTIVE EMPLOYEES SHALL CREATE A WARRANTY. NEITHER QWEST NOR ITS AFFILIATES WARRANTS THAT THE SERVICE WILL BE UNINTERRUPTED OR ERROR FREE OR THAT ANY INFORMATION, SOFTWARE OR OTHER MATERIAL ACCESSIBLE ON THE SERVICE IS FREE OF VIRUSES, WORMS, TROJAN HORSES OR OTHER HARMFUL COMPONENTS.

7.05 IN NO EVENT SHALL QWEST, ITS AFFILIATES OR ITS CONTRACTORS BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES THAT RESULT IN ANY WAY FROM CUSTOMER'S (OR CUSTOMER'S AUTHORIZED USERS') USE OF OR INABILITY TO USE THE SERVICES, THE SOFTWARE, OR TO ACCESS THE INTERNET OR ANY PART THEREOF, OR CUSTOMER'S (OR AUTHORIZED USERS') RELIANCE ON OR USE OF INFORMATION, SERVICES OR MERCHANDISE PROVIDED ON OR THROUGH THE SERVICES OR THE SOFTWARE, OR THAT RESULT FROM MISTAKES, OMISSIONS, INTERRUPTIONS, DELETION OF FILES, ERRORS, DEFECTS, DELAYS IN OPERATION, OR TRANSMISSION, OR ANY FAILURE OF PERFORMANCE. QWEST'S LIABILITY HEREUNDER TO CUSTOMER SHALL IN NO EVENT EXCEED AN AMOUNT EQUAL TO THE AVERAGE MONTHLY RECURRING CHARGE PAID BY CUSTOMER DURING THE PERIOD FROM EXECUTION OF THE AGREEMENT TO THE DATE A CLAIM IS MADE.

7.06 If Customer is dissatisfied with the Services or with any terms, conditions, rules, policies, guidelines, or practices of Qwest applicable to the Services, Customer's sole and exclusive remedy is to terminate this Q.i/commerce Agreement in accordance with Section 3 and discontinue using the Services.

8. Failure to Comply With Q.i/commerce Agreement. Qwest may deny Customer access to and cease to provide all or part of any Services without notice if Customer
(a) violates any provision of Qwest's Internet Acceptable Use Policies, which are appended to these

General Terms and Conditions (and which may be modified from time to time as provided in the Policy or by delivery of such modified Internet Policies to Customer); or (b) engages in any conduct or activity that Qwest, in its sole discretion, believes violates any of the terms and conditions of this Q.i/commerce Agreement or causes a risk that Qwest may be subjected to civil or criminal litigation, charges, or damages. If Qwest ceases to provide or denies Customer access to any Services pursuant to the preceding sentence, neither Customer nor any of its authorized users shall have any right (a) to access through Qwest any materials stored on the Internet, (b) to obtain any credit(s) otherwise due to Customer, and such credit(s) shall be forfeited, or (c) to access third party services, merchandise or information on the Internet through Qwest. Qwest shall have no responsibility to notify any third-party providers of services, merchandise or information of any discontinuance of any Services pursuant to this paragraph, nor any responsibility for any consequences resulting from lack of such notification.

9. Indemnity. Customer agrees to defend, indemnify and hold Qwest and its affiliates harmless from any and all liabilities, costs and expenses, including reasonable attorneys' fees, related to or arising from: (a) any breach of this Q.i/commerce Agreement by Customer or Authorized Users; (b) the use of the Services or the Internet or the placement or transmission of any message, information, software or other materials on the Internet by Customer or Authorized Users; (c) acts or omissions of Customer, Customer's officers, employees, agents or contractors in connection with the construction, installation, maintenance, presence, use or removal of systems, channels or terminal equipment or software not provided by Qwest which are connected or are to be connected to the Services; and (d) claims for infringement of patents or any intellectual property right arising from the use of any Services, equipment and software, apparatus and systems not provided by Qwest in connection with any Services.

10. Arbitration. Any dispute in connection with this Q.i/commerce Agreement which is not settled to the mutual satisfaction of the parties within thirty
(30) days from the date that either party informs the other in writing that such dispute or disagreement exists, shall be settled by arbitration in Denver, Colorado in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date that such notice is given. The decision of the arbitrator(s) shall be final and binding upon the parties and shall include written findings of law and fact, and judgment may be obtained thereon by either party in a court of competent jurisdiction. Each party shall bear the cost of preparing and presenting its own case. The cost of the arbitration, including the fees and expenses of the arbitrator(s), shall be shared equally by the parties hereto unless the award otherwise provides. The obligation herein to arbitrate shall not be binding upon any party with respect to requests for preliminary injunctions, temporary restraining orders or other similar temporary procedures in a court of competent jurisdiction to obtain interim relief when deemed necessary by such court to preserve the status quo or prevent irreparable injury pending resolution by arbitration of the actual dispute.

11.      Miscellaneous.

11.01 In the event that any portion of this Q.i/commerce Agreement is held to be unenforceable, the unenforceable portion shall be construed in accordance with applicable law as nearly as possible to reflect the original intentions of the parties and the remainder of the provisions shall remain in full force and effect.

11.02 Qwest's failure to insist upon or enforce strict performance of any provision of this Q.i/commerce Agreement shall not be construed as a waiver of any provision or right. Neither the course of conduct between parties nor trade practice shall act to modify any provision of this Q.i/commerce Agreement.

11.03 Customer shall not assign this Q.i/commerce Agreement without the prior written consent of Qwest.

11.04 Qwest will not be responsible for performance of its obligations hereunder where delayed or hindered by war, riots, embargoes, strikes or acts of its vendors, suppliers, or workmen (whether of Qwest or others), accidents, acts of God, or any other event beyond its reasonable control.

11.05 This Q.i/commerce Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to any provisions thereof which would cause the application of the laws of any other jurisdiction to this Q.i/commerce Agreement. Any cause of action Customer may have with respect to the Service must be commenced within one (1) year after the claim or cause of action arises or such claim or cause of action is barred.

11.06 This Q.i/commerce Agreement, including the Addendums hereto, constitutes the entire agreement between Customer and Qwest with respect to the Q.i/commerce Services.

                     QWEST INTERNET ACCEPTABLE USE POLICIES

Qwest's objective is to provide and maintain the highest quality of IP services available. Qwest must therefore maintain the integrity of not only its own network, but the networks of the IP community at large. In order to protect not only Qwest's network viability, but that of other networks as well, Qwest prohibits certain practices and behaviors it deems detrimental to both its own network and to the IP community at large by its customers and their users.

All provisions of these Internet Policies apply to Customer, and to any other person, persons, organization, or other entity using Customer's IP services including, but not limited to, hosted sites within the Customer's network; co-located servers and services; Customer dialup clients; sub-letted tenants; office-park or other dedicated IP circuit clients; business partners or other affiliated entities or organizations; any other person, persons, organizations, or entities whose IP traffic is either controlled, routed or processed by Customer ("Authorized Users"). All obligations of Customer under these policies also apply to all Authorized Users.

1.      EMAIL POLICIES

SPAM Policies:

Customers, or their Authorized Users, may not send unsolicited bulk or other mail messages ("junk mail", "spam", or "UE") to any person who does not wish to receive it. Customer must comply with any request to desist sending any further mail message upon receipt of such request. Complaints to Customer about any mail, in situations where the email recipient had inadvertently received a legitimate bulk or other email message, must be responded to within 48 hours of receipt of complaint.

        1) "Bulk" is defined as 25 or more electronic mail messages of the same or substantially similar content within a 24 hour period.

        2) Unsolicited email ("UE") is any electronic mail, message, file, program or application sent via industry standard email programs where the recipient did not specifically ask to receive it. Email programs include Bulk Mailers, List processors, and third-party re-mailers, and any other software whose function includes, but is not limited to, the sending of email messages, files, applications, and programs. Included in this list of Unsolicited Email messages, without limitation, are commercial advertising, informational announcements, or any other message, file, program or application. Email recipients who subscribe to a mailing list, Listserv, registered product update alert service, or who otherwise indicate interest in the content of the email in a positive manner are not considered recipients of UE for the purposes of this document.

        3) The use of third-party services to send unsolicited bulk or other mail messages is tantamount to the Customer sending the message from its own servers. Third-party re-mailers, processors, and "sanitizers" are those services that for a fee or other consideration process and send Bulk or other electronic mail, messages, files, programs, or applications on behalf of the Customer or Client. Though transparently hiding the relay of first instance, the deleterious effect on Qwest's network and the community at large of these mailings is the same as if the Customer or Client had sent them out.

Other Mail Relaying:

Customer, or its Authorized Users, shall not use another non-Qwest site's mail server to relay mail without the express permission of that site.

        1) "Relay" is defined as (a) the configuration of any software or program to use a non-Qwest external mail machine to send Customer Bulk or other email in unattended mode; (b) the direct, interactive attachment to port 25 of any non-Qwest machine to conduct a sendmail "conversation" with it for the purposes of having that machine send the Bulk or other mail; or (c) any other use of non-Qwest sendmail services and servers to send mail or other electronic messages or files, whether directly or indirectly, whether the software used is attended or unattended.

        2) Qwest servers and host may be used for relaying non-UE mail only upon prior arrangement.

Mail Spoofing:

In no case shall the Customer use fictitious or deliberately inaccurate return addresses in their outgoing mail ("Mail Spoofing"). This pertains to any electronic message, file, program or application sent, whether UE or non-UE.

        1) Email Spoofing is the deliberate configuration of fictitious or inaccurate return email usernames or domains within any outgoing email or message. Included in this definition is the use of "Stealth" email software which randomizes return addresses, or which uses known inaccurate or fictitious return email addresses. Defenses to a spoofing incident may not include the declaration of Customer ignorance of the email address a Stealth mailer may use. Stealth software is designed and marketed to spoof email addresses.

        2) The unauthorized use of any Qwest-controlled domain in email without the authorization of the domain registrant is prohibited.


2.      USENET NEWS SERVICE POLICIES

Customers who use Qwest's Usenet News services shall observe acceptable use policies which apply to Usenet News. These include but not limited to the following:

Usenet SPAM Policies:

Customers, or their Authorized Users, may not post bulk Usenet News to multiple News groups or unrelated News groups. Bulk Usenet News is defined as posting same News message to 5 or more News groups with unrelated content. Customer must comply with any request to cease and desist sending any further bulk Usenet News message upon receipt of such request.

Unacknowledged complaints, if confirmed to be legitimate, may result in temporary suspension of Usenet News feed to Customer until the problem is resolved.

Usenet News Spoofing Policy:

In no case shall Customer use fictitious or deliberately inaccurate return addresses in their Usenet News postings. Confirmed News spoofing may result in temporary suspension of Usenet News feed to Customer until the problem is resolved.

        1) Usenet News Spoofing is the deliberate configuration of fictitious or inaccurate return usernames or domains in any outgoing Usenet News header.

        2) The unauthorized use of any Qwest-controlled domain in Usenet News posts without the authorization of the domain registrant is prohibited.

3.       NETWORK - RELATED POLICIES

        In any of the following circumstances Qwest reserves the right, in its sole discretion, to either block Customer's traffic from access to the Qwest network or other networks, terminate on either a temporary or permanent basis Customer's access to or interconnection with the Qwest network or any other network, or cease provision of power or other facility support to Customer:

        1) Denial of Service attacks from Customer to other networks, verified by Qwest using its own procedures. As used here, a "Denial of Service Attack" means an attack to disable or disrupt the TCP/IP services, including but not limited to TCPSYN attack, UDP Diagnostic port DoS attack, Smurfing attack or similar attacks.

        2) Any attempts by Customer or its Authorized Users to break in to or intrude into other networks. As used here, this includes, but is not limited to, cracking of password files, exploiting of known or unknown security holes, or through any other means, to gain logins and/or passwords for unauthorized access to other networks.

        3) Deliberate or accidental Leaking of Routes. As used here, "Leaking of Routes" means the failure to properly announce routes to Qwest according to established protocol.

        4) Use of any third party's DNS Server without permission or consent of the third party.

        5) Use of any third party's email server as MX backup without permission or consent of the third party.

4.      CONTENT - RELATED POLICIES


        Although Qwest does not control, monitor, edit, approve or disapprove, or necessarily have any knowledge of any of the content of Customer's or any Client's servers, web pages, files, or other information, Qwest retains the rights, in its sole discretion, to either block Customer's traffic from access to the Qwest network or other networks, terminate on either a temporary or permanent basis Customer's access to or interconnection with the Qwest network or any other network, or cease provision of power or other facility support to Customer in the event that Qwest becomes aware that Customer or any of its Authorized Users has:

        1) Posted or transmitted any unlawful, threatening, abusive, libelous, defamatory, legally obscene, profane or otherwise objectionable information of any kind, including without limitation any transmissions constituting or encouraging conduct that would constitute a criminal offense, give rise to civil liability, or otherwise violate any local, state, national or international law, including without limitation the U.S. export control laws and regulations;

        2) Posted or transmitted any information or software which contains a virus, worm, Trojan horse, or other harmful component, or

        3) Uploaded, posted, published, transmitted, reproduced, or distributed in any way, information, software or other material which is protected by copyright or other proprietary right or derivative works with respect thereto, without obtaining permission of the copyright owner or rightholder.

4.      CHANGE OF POLICIES AND LIMITATION OF LIABILITY

        These policies are subject to change at any time by Qwest acting in its sole discretion, and all such changes shall be binding upon Customer upon written notice to Customer by Qwest.

        In the event that Qwest determines that Customer has violated or will violate any of these policies, Qwest may take such action as Qwest solely determines to be appropriate under the circumstances as known to Qwest at the time such action was taken to eliminate or preclude such violation, and Qwest shall not be liable for any damages of any nature suffered by any Customer, Client, or third party resulting in whole or in part from its exercise of its rights under these policies.

                                  [QWEST LOGO]



--------------------------------------------------------------------------------
                       ADDENDUM C-1: DIA PRICING SCHEDULE



1 DS3 BURSTABLE IP ACCESS
Fixed Rate/Month/Location Rate (0 - 3 Mbps):                                    [*]
Variable Rate/Month/Location/Incremental Mbps (4 - 18 Mbps)                     [*]
Variable Rate/Month/Location/Incremental Mbps (19 - 33 Mpbs)                    [*]
Variable Rate/Month/Location/Incremental Mbps (34 - 45 Mbps)                    [*]

1 OC3 BURSTABLE IP ACCESS
Fixed Rate/Month/Location (0 - 25 Mbps):                                        [*]
Variable Rate/Month/Location/Incremental Mbps (26 - 65 Mbps)                    [*]
Variable Rate/Month/Location/Incremental Mbps (66 - 105 Mbps)                   [*]
Variable Rate/Month/Location/Incremental Mbps (106 - 155 Mbps)                  [*]


NOTES: 1Mbps traffic measurement for billing purposes will be based on the following calculation:

        - Total bits (In and Out) for every 5-minute period for the month divided by 300 to arrive at average bits per second.

        - All bit per second data points for the month are ranked in ascending order.

        - The total number of data points for the month is multiplied by .95 to arrive at "n", or the 95th percentile.

        - The greater of the In or Out bits per second associated with the nth data point is the rate that will be billed for the month.

        - The rates above EXCLUDE local access connectivity between the ATG POP and the Qwest POP.

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                    ADDENDUM C-2: DIA SERVICE LEVEL AGREEMENT

The Dedicated Internet Access Services identified on Attachment C -1("DIA Pricing Schedule") shall be subject to the provisions of the following service level agreement which are applicable to each such Service.

                           Qwest Network Availability

For the domestic Qwest Internet Products and Services provided to Customer under a signed agreement with carrier, carrier IS COMMITTED TO MAINTAIN AN end-to-end Network Availability of 99.7% based on a minimum of 10 sites and measured as detailed below under "Calculation".

Calculation

The calculation for end-to-end network availability for a given month is as follows:

        (24 Hours x  # of Days in Month x Number of Sites) - Network Outage Time   =     Network
        ------------------------------------------------------------------------         Availability
                        (24 Hours x Days in Month x Number of Sites)

Components Included

The performance of the following components of the products and services shall be included in the determination of Network Availability.

~       All components of the Qwest Internet Network (e.g. POP to POP)

~ Carrier-provided local access facilities used to access the carrier Qwest Internet Network

~       Carrier-provided CSU/DSU/Channel Bank

Components Excluded

The following shall be excluded from any network outage time when calculating the Network Availability:

~ The failure of any components beyond the Customer side of either the access provider demarcation or the CSU/DSU/Channel Bank if not provided by carrier

~       Scheduled network downtime during carrier's maintenance window

~ The failure of any components which cannot be corrected due to inaccessibility of Customer, or causes beyond the reasonable control of the carrier

Network Availability Measurement and Remedies

Network outage time in the Network Availability calculation is measured based on the total outage time of all affected sites, subject to the included and excluded components set forth herein. An outage condition shall exist when Customer is unable to transmit data when recorded in the trouble ticket system. Outage time is measured from the time the trouble ticket is opened to the time the site is again able to transmit and receive data.

Upon verification that the actual Network Availability is below the Committed Network Availability, Qwest shall evaluate the network and take corrective action to remedy the problem. If the Actual Network Availability falls below the Committed Network Availability, Qwest shall provide a service credit equal to 100 percent (100%) of one day's charge for all ports with validated outages in the applicable day.

There shall be no caps on either monthly or yearly service credit amounts.

                        End-To-End Network availability

For domestic Qwest Internet products and services provided under this Agreement, Qwest is committed to maintain an end-to-end network availability of 99.7%.

Calculation

The calculation for end-to-end network availability for a given month is as follows:

        (24 Hours x # of Days in Month x Number of Sites) - Network Outage Time   =         Network
        -----------------------------------------------------------------------             Availability
                       (24 Hours x Days in Month x Number of Sites)

Components Included

The performance of the following components of the products and services shall be included in the determination of Network Availability.

~       All components of the Qwest Internet Network

~ Carrier-provided local access facilities used to access the Qwest Internet Network (e.g. local loop)

Components Excluded

The following shall be excluded from any network outage time when calculating the Network Availability:

~ The failure of any components beyond the premise of the Qwest demarcation

~       Network downtime during carrier's scheduled maintenance window

~ The failure of any components which cannot be corrected due to inaccessibility or causes beyond the reasonable control of Qwest

Network Availability Measurement and Remedies

Network outage time in the Network Availability calculation is measured based on the total outage time of all affected sites, subject to the included and excluded components set forth herein. An outage condition shall exist when a site is unable to transmit data when recorded in the trouble ticket system. Outage time is measured from the time the trouble ticket is opened to the time the site is again able to transmit and receive data.

Upon verification that the actual Network Availability is below the Committed Network Availability, Qwest shall evaluate the network and take corrective action to remedy the problem. If the Actual Network Availability falls below the Committed Network Availability, Qwest shall provide a service credit equal to 100 percent (100%) of one day's charge for all ports with validated outages in the applicable day.

                        End-To-End Network Availability

For domestic Qwest Internet products and services provided under this Agreement, Qwest is committed to maintain an end-to-end network availability of 99.7%.

Calculation

The calculation for end-to-end network availability for a given month is as follows:

        (24 Hours x # of Days in Month x Number of Sites) - Customer Outage Time   =     DIA Network
        ------------------------------------------------------------------------         Availability
                       (24 Hours x Days in Month x Number of Sites)

Components Included

The performance of the following components of the products and services shall be included in the determination of Network Availability.

~       All components of the Qwest Internet Network

~ Carrier-provided local access facilities used to access the Qwest Internet Network (e.g. local loop) when provided by Qwest to Customer

Components Excluded

The following shall be excluded from any network outage time when calculating the Network Availability:

~ The failure of any components beyond the premise of the Qwest demarcation

~       Network downtime during carrier's scheduled maintenance window (overlap)

~ The failure of any components which cannot be corrected due to inaccessibility or causes beyond the reasonable control of Qwest

~       Nonpayment

~       Abuse/Unlawful Use

Network Availability Measurement and Remedies

Network outage time in the Network Availability calculation is measured based on the total outage time of all Customer affected sites, subject to the included and excluded components set forth herein. An outage condition shall exist when a site is unable to transmit data when recorded in the trouble ticket system. Outage time is measured from the time the trouble ticket is opened to the time the site is again able to transmit and receive data.

Upon verification that the actual Network Availability is below the Committed Network Availability, Qwest shall evaluate the network and take corrective action to remedy the problem. If the Actual Network Availability falls below the Committed Network Availability, Qwest shall provide a service credit equal to 100 percent (100%) of one day's charge for all affected ports.

                     Network Delay Service Level Agreement

For the domestic Qwest Internet Service provided to Customer under a signed agreement with carrier, carrier is committed to maintain an average, end-to-end, roundtrip on-network delay (Committed Network Delay) as follows;

95 milliseconds for DS-3 Access (POPs located in the continental United States only).

Calculation

The calculation for average, end-to-end, roundtrip network delay (Average Network Delay) for a given month is as follows based on the procedure criteria defined below:

           Total End-to-End, Roundtrip Delay for All Connections  =  Average Network Delay
           -----------------------------------------------------
                         Total Number of Connections

Components Included

The performance of the following components of the Products and Services shall be included in the determination of Average Network Delay:

~       All components of the carrier Qwest Internet Network

~ Carrier-provided local access facilities used to access the carrier Qwest Internet Network

~       Carrier-provided CSU/DSU/Channel Bank

Components Excluded

The following components shall be excluded in the determination of Average Network Delay:

~ Equipment beyond the Customer side of either the access provider demarcation or the CSU/DSU/Channel Bank if provided by carrier

~ International connections, Peering Interfaces to other ISPs and/or Qwest Internet Gateways to other carrier products.

Average Network Delay Measurement and Remedies

Average Network Delay will be measured by a carrier/Customer test in accordance with the following criteria:

~ software and hardware components capable of measuring Customer application traffic and responses shall be placed at each Customer site to be measured for roundtrip delay.

~ Total End-to-End, Roundtrip Delay Measurements shall be performed during the same four (4) hour period over a minimum of five (5) consecutive business days to adequately determine a consistent average performance level for the calculation.

~ Customer routers between which the data are transmitted are not more than fifty (50) percent utilized during the hour in which the packets are transmitted. Both the initiation and termination routers must be directly connected via a carrier Qwest Internet connection. End points must be located within the 48 contiguous United States.

~ The ports on both access ends between which packets are transmitted must not be more than fifty percent (50%) utilized during the hour in which packets are transmitted.

Upon verification by carrier that the actual Average Network Delay is below the Committed Network Delay, the carrier shall take corrective action to remedy the problem. Carrier shall have thirty (30) days from the date of such verification to restore the Average Network Delay to the Committed Network Delay. If the Average Network Delay is still below the committed Network Delay after such thirty (30) day period, then, for each day that the carrier does not comply with the Committed Network Delay, carrier shall provide Customer a service credit equal to 50% percent (50%) of the daily charge for all Ports with validated outages for the applicable day on a retroactive basis from the date of verification.

There shall be no caps on either monthly or yearly service credit amounts.

                         Maintenance Window Definition

The maintenance window defines the process for normal upgrades of hardware and software in a reasonable time frame, giving adequate warning to affected customers.

There are three levels of urgency for upgrades and fixes:

1. Normal outages for increasing capacity or upgrading software. Normal outages fit into a weekly window in the local off peak hours, with 2 or more business day notice to customers.

2. More urgent problems that degrade service but don't always require immediate repair. Maintenance is performed in the local off peak hours, with as much notice as possible.

3. Service affecting problems that must be fixed immediately. These services can take place at any time, with notification as soon as possible.

 SEVERITY        NOTICE        DAY OF WORK         TIME         REQUIRED NOTICE     SLA OUTAGE
 --------        ------        -----------         ----         ---------------     ----------
  Normal      By Wed. night      Sunday      2-4am local time   2 business days         No
  Urgent          ASAP             Any           2am-done          As much as           Yes
                                                                    possible
  Critical        ASAP             Any             Any             As much as           Yes
                                                                    possible

                               SLA Implementation

1. Who does the customer call if they experience a problem? The Network Operations Center via email, telephone, or fax.

2. What evidence is needed to apply for a service credit? The time stamp on the return email from the Network Operations Center stating when the problem was detected and when it was corrected.

3.      How does the customer get credited?

4.

        The Network Operations Center will notify billing upon request by the customer, or the customer can email their trouble ticket notification direct to billing.


** Service level agreements for new customers begin to take effect on the first day of the second month after initial installation of service.

        Overall responsibility to claim any credits belongs to the Customer and must be done within 30 days of a Service Outage. Customer may only obtain one credit per month.

                                    EXHIBIT D
                                       TO
                              QWEST COMMUNICATIONS
                      TELECOMMUNICATIONS SERVICES AGREEMENT

                               REVENUE COMMITMENT

1. REVENUE COMMITMENT: Customer acknowledges and agrees that certain rates, charges and discounts are provided to Customer in consideration of Customer's agreement to meet or exceed the revenue commitments established in this Exhibit D, and that such rates, charges and discounts would not be offered to Customer without Customer's agreement to make such commitments. The parties agree that any agreed-upon true up payments, deficiency charges, early termination fees or other relief (the "Commitment Remedies") set forth in this Exhibit D to any agreed-upon revenue commitments represent mutual good faith estimates of, and bear reasonable relationships to, the actual damages of Qwest in the event of a failure by Customer to meet or exceed such revenue commitments. The parties further agree that such Commitment Remedies do not represent a penalty of any kind and shall be obligations of Customer subject to specific performance.

1.1 During the Term of the Agreement, Customer commits to purchase Services from Qwest in accordance with the amounts set forth in Table D-1 below ("Total Minimum Revenue Commitment"). Revenue from any collocation agreements entered into by the parties shall not contribute toward the Total Minimum Revenue Commitment or the Minimum Revenue Commitment. The "Commitment Period" of the Agreement shall not commence until Qwest delivers to CUSTOMER any Facility pursuant to the terms of this Agreement.
                                          TABLE D-1

                  COMMITMENT PERIOD               MINIMUM REVENUE COMMITMENT
                     (IN MONTHS)                        BY TIME PERIOD
                     -----------                        --------------
                        0-36                              [*]
                        37-48                             [*]
                        49-60                             [*]
                        61-72                             [*]
                        73-84                             [*]

              TOTAL MINIMUM COMMITMENT                    [*]

1.2 In the event CUSTOMER fails to meet its minimum revenue commitment ("MRC") as identified in Table D-1 and Qwest has otherwise fulfilled its material obligations to CUSTOMER, Qwest shall be entitled to a true up payment for the short fall in services purchased during that period. This true up payment shall be due and payable within fifteen (15) days of receipt of such true up invoice from Qwest after the end of such period. In the event that the services or purchases

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

        paid for by CUSTOMER during any period of the contract term are in excess of the MRC for such period, CUSTOMER shall have the option to either 1) apply such excess toward the subsequent period; or 2) apply such excess, or a portion thereof, as a credit payment for services; provided, however, that option (2) herein shall only be available if CUSTOMER has previously made a true up payment to Qwest; and the amount of credit payment for services shall be limited to the amount of such previously paid true up payment by CUSTOMER. In the event that such excess amount is greater than the amount of any previous true up payment and CUSTOMER elects option (2), the difference between such excess amount and true up payment shall be applied toward the next MRC in accordance with option (1).

1.3 Qwest will provide CUSTOMER a "Meet the Market" option that will apply to the price of Qwest services being purchased by CUSTOMER. This option provides that Qwest will meet the rates as set forth in any bona fide offer received by CUSTOMER for like services, like guaranteed service level agreement and like term of agreement, provided, that CUSTOMER shall provide to Qwest sufficient documentation evidencing such bona fide offer. If Qwest opts to not meet the bona fide service offer, CUSTOMER's sole remedy shall be to terminate the Agreement without any further obligation to Qwest, and without any Termination Charge as specified in Section 3 herein. This option will be exercisable for Switched Voice Services only on an annual basis, in months [*]. For all other communication services purchased by CUSTOMER, this option will only be exercisable by CUSTOMER in month [*] and month [*] of the Agreement.

1.4 In the event that CUSTOMER exceeds the Total Minimum Commitment detailed in Table D-1 prior to the expiration of the Initial Term, CUSTOMER shall have the option to renegotiate or expand the terms of the TSA

2.      CONTRACT ESCROW:

        2.1 CUSTOMER shall deliver the following payments to Qwest as an additional assurance of contract commitment ("Total Minimum Commitment") detailed above. Should CUSTOMER fail to meet or exceed the first Minimum Revenue Commitment ("MRC") for the first commitment period ([*] for Months 0 - 36) the Contract Escrow payments detailed below, plus earned interest, shall: 1) if greater than the MRC shortfall, be utilized to make the true up payment with the excess amount over the MRC shortfall applied against CUSTOMER's subsequent service invoice(s), or 2) if less than the MRC shortfall, be remitted to Qwest in addition to payment of the MRC shortfall payment. However, if CUSTOMER exceeds the MRC for the first commitment period [*] for Months 0 - 36), the Contract Escrow payments detailed below, plus earned interest, shall be

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

        applied against CUSTOMER service invoice(s) within fifteen (15) days of verification of MRC attainment.

                            MONTH               CONTRACT ESCROW PAYMENT
                            -----               -----------------------
                              1                        [*]
                              13                       [*]
                              25                       [*]

                    TOTAL CONTRACT ESCROW              [*]

3.      TERMINATION CHARGE:

3.1 At any time after the Effective Date through the end of the Term, Customer may terminate this Agreement in its entirety, without cause, by delivering to Qwest a written notice of termination. Customer shall, in the event that it exercises its right to terminate for convenience hereunder, pay Qwest (in certified funds) the applicable termination charge ("Termination Charge") calculated as set forth in Section 3.2 below. In the event that the Total Minimum Commitment has been fully satisfied, Customer may terminate this Agreement without payment of any Termination Charge. The notice of termination shall set forth the effective date for termination of the Agreement, and the Termination Charge shall be due and payable within thirty (30) days after Customer's receipt of the final invoice for Services delivered prior to the effective date of termination.

3.2 In the event Customer elects to exercise its right to terminate this Agreement for convenience under Section 3.1 above, Customer shall pay to Qwest a Termination Charge calculated as follows:

        (a) If the amount actually paid by Customer for all Services and Products delivered through the date of termination of the Agreement is less than [*], then the difference between fifty percent (50%) of the Total Minimum Commitment (or [*]) and the amount actually paid by Customer for all Services delivered to through the date of termination of the Agreement; plus

        (b)    fifty percent (50%) of the remaining Total Minimum Commitment.

        Two examples of the method for calculation of the Termination Charge are set forth below:

        Total Minimum Commitment              [*]                      [*]
        Actual revenue paid                   [*]                      [*]
        Modified to (a) above                 [*]                      [*]
        50% of remaining amount               [*]                      [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

        Termination Charge                    [*]                      [*]

4.      FURTHER ASSURANCES:

4.1 In consideration of the Total Minimum Commitment, Qwest New Business Development Organization will negotiate in good faith with CUSTOMER regarding a dark fiber lease between Salem, Oregon and Eugene, Oregon, as well as additional markets on a case-by-case basis, in the future. Notwithstanding anything to the contrary herein, neither party shall have the obligation to complete or consummate such dark fiber transactions.

4.2 In consideration of the Total Minimum Commitment, Qwest Wholesale Markets Division will, for switched voice services purchased from Qwest, provide CUSTOMER with a discount from negotiated base rates equal to the greater of i) the actual monthly dollar volume for switched voice services achieved by CUSTOMER, or ii) the amortized monthly dollar volume associated with the Total Minimum Commitment (i.e.; [*]) as detailed in Table D-1. The volume discount structure utilized will be as contained in Qwest's standard wholesale switched voice services product offering (as set forth in the Carrier Services Agreement dated July 14, 1998 provided to CUSTOMER) plus an additional two percent (2%) consideration for the expanded term of the Total Minimum Commitment period, the total discount from base rates not to exceed 15% at any time. Only the true up payment defined in Section 1.2 of this Exhibit D shall apply.

4.3 In consideration of the Total Minimum Commitment, Qwest Wholesale Markets Division will, for ATM Services purchased from Qwest, provide CUSTOMER with a discount from base rates equal to the greater of i) the actual monthly dollar volume for ATM Services achieved by CUSTOMER, or
        ii) the amortized monthly dollar volume associated with the Total Minimum Commitment (i.e.; [*]) as detailed in Table D-1. The volume discount structure utilized will be as defined below.

             MONTHLY ATM SERVICE REVENUE                DISCOUNT
             ---------------------------                --------
                 [*]                               [*]
                 [*]                               [*]
                 [*]                               [*]
                 [*]                               [*]
                 [*]                               [*]
                 [*]                               [*]
                 [*]                               [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

4.4 In consideration of the Total Minimum Commitment, for all other Qwest Wholesale Products and Services which currently exist or which may be developed in the future AND which may, at Qwest's sole discretion, allow for volume discount pricing and which are purchased from Qwest by CUSTOMER, Qwest Wholesale Markets Division will provide CUSTOMER with a discount from base rates equal to the greater of i) the actual monthly dollar volume for such Products and Services purchased by CUSTOMER, or
        ii) the amortized monthly dollar volume associated with the Total Minimum Commitment (i.e.; [*]) as detailed in Table D-1. Only the true up payment defined in Section 1.2 of this Exhibit D shall apply.

4.5 In consideration of the Total Minimum Commitment, Qwest will establish, at its sole expense, a "Virtual POP" in Santa Rosa, CA for CUSTOMER, provided that CUSTOMER will, at a minimum, be purchasing a DS-3 or more in revenue bearing services from Qwest in Santa Rosa, CA for as long as CUSTOMER maintains such "Virtual POP".

4.6 Qwest may, at its own discretion, utilize CUSTOMER for Access and Local Exchange Services in those markets under contemplation by CUSTOMER for entry.

4.7 The parties agree to renegotiate the Switched/Switchless Voice termination rates applicable to this Agreement within sixty (60) days of the Effective Date.

4.8 Qwest will, at its discretion, provide CUSTOMER a POP or a meet-point in Tacoma, WA. CUSTOMER shall, at its sole expense, establish a Point-of-Interconnect ("POI") at the Qwest fiber route in Tacoma as established by the Qwest New Business Development Organization. The timing of the deployment of the Tacoma POP or meet-point shall be mutually agreed upon by the parties in writing.